SUPPLEMENT DATED NOVEMBER 13, 2001
               TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE
                             PRINCIPAL MUTUAL FUNDS
                              DATED MARCH 1, 2001

Effective November 13, 2001, the fourth paragraph on page 55 of the Statement of Additional Information is replaced with the following:


During the period beginning December 1, 2001 and ending January 31, 2002, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge on the redemption of which was subject to a contingent deferred sales charge) of another investment company. This provision does not apply to purchase of Class A shares used to fund a defined contribution plan. When making a purchase at net asset value pursuant to this provision, the investor must indicate on the account application that the purchase qualifies for a net asset value purchase and must forward to Princor either a) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor, or b) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholder's account to pay the otherwise applicable sales charge.


There may be a contingent deferred sales charges on such shares sold with 18 months of the purchase date. The contingent deferred sales charge does not apply to shares purchased with reinvested dividends or other distributions. The contingent deferred sales charge for the Principal Limited Term Bond Fund, Inc. and Principal LargeCap Stock Index Fund, Inc. is 0.25%. For the other Principal Mutual Funds, the contingent deferred sales charge is 0.75% The contingent deferred sales charge is calculated as a percentage of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.


MM 1600-3





                          Principal Balanced Fund, Inc.
                         Principal Blue Chip Fund, Inc.
                            Principal Bond Fund, Inc.
                       Principal Capital Value Fund, Inc.
                      Principal Cash Management Fund, Inc.
                      Principal European Equity Fund, Inc.
                Principal Government Securities Income Fund, Inc.
                           Principal Growth Fund, Inc.
                         Principal High Yield Fund, Inc.
               Principal International Emerging Markets Fund, Inc.
                       Principal International Fund, Inc.
                   Principal International SmallCap Fund, Inc.
                    Principal LargeCap Stock Index Fund, Inc.
                     Principal Limited Term Bond Fund, Inc.
                           Principal MidCap Fund, Inc.
                       Principal Pacific Basin Fund, Inc.
                   Principal Partners Equity Growth Fund, Inc.
            (formerly Principal Partners Aggressive Growth Fund, Inc.)
                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Growth Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                   Principal Partners MidCap Growth Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.
                        Principal Real Estate Fund, Inc.
                          Principal SmallCap Fund, Inc.
                      Principal Tax-Exempt Bond Fund, Inc.
                         Principal Utilities Fund, Inc.



                       Statement of Additional Information


                               dated March 1, 2001



This Statement of Additional Information is not a prospectus but is a part of the prospectuses for the Funds listed above. The most recent prospectuses dated March 1, 2001 and shareholder report are available without charge. Please call 1-800-247-4123 to request a copy. The prospectus for Class A, Class B and Class C shares of all funds may also be viewed on our web site at www.principal.com/funds.



                                TABLE OF CONTENTS


Investment Policies and Restrictions of the Funds.....................   4
Growth-Oriented Funds.................................................   7
Income-Oriented Funds ................................................  12
Money Market Fund.....................................................  17
Funds' Investments....................................................  18
Management of the Funds...............................................  31
Manager and Sub-Advisors..............................................  36
Cost of Manager's Services............................................  37
Brokerage on Purchases and Sales of Securities........................  42
How to Purchase Shares................................................  50
Offering Price of Funds' Shares.......................................  52
Distribution Plan.....................................................  59
Determination of Net Asset Value of Funds' Shares ....................  63
Performance Calculation...............................................  64
Tax Treatment of Funds, Dividends and Distributions  .................  71
General Information and History.......................................  73
Financial Statements .................................................  73
Appendix A ...........................................................  74
Appendix B............................................................  75
Appendix C............................................................  78
Appendix D............................................................


INVESTMENT POLICIES AND RESTRICTIONS OF THE FUNDS

The following information about the Principal Mutual Funds, a family of separately incorporated, open-end management investment companies, commonly called mutual funds, supplements the information provided in the Prospectuses under the caption "CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS".

There are four categories of Principal Mutual Funds:


Domestic Growth-Oriented Funds which include:
o ten Funds which seek to achieve growth of capital primarily through investments in equity securities (Capital Value Fund, Growth Fund, MidCap Fund, Partners Equity Growth Fund, Principal Partners LargeCap Blend Fund, Partners LargeCap Growth Fund, Principal Partners LargeCap Value Fund, Partners MidCap Growth Fund, Principal Partners SmallCap Growth Fund and SmallCap Fund);
o one Fund which seeks a total investment return including both capital appreciation and income through investments in equity and debt securities (Balanced Fund);
o one Fund which seeks growth of capital and growth of income primarily through investments in common stocks of well-capitalized, established companies (Blue Chip Fund);
o one Fund which seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry (Real Estate Fund);
o one Fund which seeks to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (LargeCap Stock Index Fund); and
o one Fund which seeks current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies in the public utilities industry (Utilities Fund).


International Growth-Oriented Funds which include five Funds which seek growth of capital primarily through investments in equity securities (European Equity Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund and Pacific Basin Fund).

Income-Oriented Funds which include five funds which seek primarily a high level of income through investments in debt securities (Bond Fund, Government Securities Income Fund, High Yield Fund, Limited Term Bond Fund and Tax-Exempt Bond Fund).

Money Market Fund which seeks primarily a high level of income through investments in short-term debt securities (Cash Management Fund).

The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Addition Information ("SAI") contains supplemental information about those policies and risks and the types of securities each Fund's Sub-Advisor can select. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Fund's Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more that 50% of the outstanding shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share as one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

The Table on the next page graphically illustrates each Fund's emphasis on producing current income or capital growth and the stability of the market value of the Fund's portfolio. These illustrations represent comparative relationships only with regard to the investment objectives sought by the Funds. Relative income, stability and growth may vary among the Funds with certain market conditions. The illustrations are not intended and should not be construed as projected relative performances of the Principal Mutual Funds.


INCOME-ORIENTED FUNDS

PRINCIPAL LIMITED TERM BOND FUND . . . for investors seeking a high level of current income combined with a relative high level of stability of principal by investing in fixed-income securities with maturities of 5 years or less.

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND . . . for investors seeking a high level of current income, liquidity, and relative safety from a portfolio emphasizing GNMA securities.

PRINCIPAL BOND FUND . . . for investors seeking high current income from a portfolio of higher quality bonds.

PRINCIPAL TAX-EXEMPT BOND FUND . . . for investors seeking a high level of current income exempt from federal income tax, consistent with preservation of capital.

PRINCIPAL HIGH YIELD FUND . . . for investors seeking higher current income from a portfolio of lower or non-rated fixed-income securities.

MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND . . . for investors seeking income, liquidity and the stability of money market securities.

GROWTH ORIENTED
INTERNATIONAL FUNDS

PRINCIPAL INTERNATIONAL FUND . . . for investors seeking growth from common stocks of companies domiciled in any of the major nations of the world.


PRINCIPAL EUROPEAN EQUITY FUND . . . for investors seeking growth of capital by investing primarily in equity securities (or other securities with equity characteristics) of issuers located in Europe.

PRINCIPAL PACIFIC BASIN FUND . . . for investors seeking growth of capital by investing primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin.


PRINCIPAL INTERNATIONAL SMALLCAP FUND . . . for investors seeking long-term growth from equities from non-United States companies with relatively small market capitalization.

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND . . . for investors seeking long-term growth by investing in stocks of companies in emerging market countries.

GROWTH-ORIENTED DOMESTIC FUNDS

PRINCIPAL UTILITIES FUND . . . for investors seeking current income and long-term growth of income and capital from securities issued by public utilities companies.

PRINCIPAL REAL ESTATE FUND . . . for investors seeking long-term capital growth and current income from securities of companies primarily engaged in the real estate industry.

PRINCIPAL BALANCED FUND . . . for investors seeking total return from a flexible portfolio of common stocks, corporate bonds and money market securities.

PRINCIPAL BLUE CHIP FUND . . . for investors seeking growth of capital and growth of income from stocks of well capitalized, established companies.

PRINCIPAL CAPITAL VALUE FUND . . . for investors seeking long-term capital appreciation, with growth of income as a secondary objective.

PRINCIPAL LARGECAP STOCK INDEX FUND . . . for investors seeking long-term growth of capital by investing in widely held common stocks representing industrial, financial, utilities and transportation companies.

PRINCIPAL GROWTH FUND . . . for investors seeking long-term growth opportunities from a common stock portfolio.

PRINCIPAL MIDCAP FUND . . . for investors seeking long-term capital growth from securities of emerging and other growth-oriented companies.

PRINCIPAL PARTNERS EQUITY GROWTH FUND . . . for investors seeking long-term capital appreciation from a portfolio of primarily equity securities.

PRINICIPAL PARTNERS LARGECAP GROWTH FUND . . . for investors seeking long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.


PRINCIPAL PARTNERS LARGECAP BLEND FUND . . . for investors seeking long-term growth of capital by investing primarily in common stocks of larger capitalization growth and value companies.

PRINCIPAL PARTNERS LARGECAP VALUE FUND . . . for investors seeking long-term growth of capital by investing primarily in common stocks of larger capitalization value companies

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND . . . for investors seeking long-term growth of capital by investing in equity securities of small growth companies.


PRINCIPAL PARTNERS MIDCAP GROWTH FUND . . . for investors seeking long-term growth of capital by investing primarily in medium capitalization U.S. companies.

PRINCIPAL SMALLCAP FUND . . . for investors seeking long-term growth of capital from a portfolio of investment securities issued by companies domiciled in the United States with comparatively smaller market capitalization.

* These illustrations represent comparative relationships only with regard to the investment objectives sought by the funds. Relative income, stability and growth may vary among the funds with certain market conditions. In no way should the illustrations be construed as projected relative performances of the Principal funds.

GROWTH-ORIENTED FUNDS

Investment Objectives

Principal Balanced Fund, Inc. ("Balanced Fund") seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Principal Blue Chip Fund, Inc. ("Blue Chip Fund") seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Principal Capital Value Fund, Inc. ("Capital Value Fund") seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal European Equity Fund, Inc. ("European Equity Fund") seeks to achieve growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities (or other securities with equity characteristics) of issuers located in Europe.

Principal Growth Fund, Inc. ("Growth Fund") seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal International Emerging Markets Fund, Inc. ("International Emerging Markets Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Principal International Fund, Inc. ("International Fund") seeks to achieve long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Principal International SmallCap Fund, Inc. ("International SmallCap Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.


Principal LargeCap Stock Index Fund, Inc. ("LargeCap Stock Index Fund") seeks to achieve long-term growth of capital. The Fund attempts to mirror the investment results of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").


Principal   MidCap  Fund,   Inc.   ("MidCap  Fund")  seeks  to  achieve  capital
appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Principal Pacific Basin Fund, Inc. ("Pacific Basin Fund") seeks to achieve growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin.

Principal Partners Equity Growth Fund, Inc. ("Partners Equity Growth Fund") seeks to achieve long-term capital appreciation by investing primarily in equity securities.

Principal Partners LargeCap Blend Fund, Inc. ("Partners LargeCap Blend Fund") seeks long-term growth of capital by investing primarily in common stocks of larger capitalization growth and value companies.

Principal Partners LargeCap Growth Fund, Inc. ("Partners LargeCap Growth Fund") seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Principal Partners LargeCap Value Fund, Inc. ("Partners LargeCap Value Fund") seeks long-term growth of capital by investing primarily in common stocks of larger capitalization value companies.

Principal Partners MidCap Growth Fund, Inc. ("Partners MidCap Growth Fund") seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Principal Partners SmallCap Growth Fund, Inc. ("Partners SmallCap Growth Fund") seeks long-term growth of capital by investing in equity securities of small growth companies.

Principal Real Estate Fund, Inc. ("Real Estate Fund") seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Principal SmallCap Fund, Inc. ("SmallCap Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

Principal Utilities Fund, Inc. ("Utilities Fund") seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies in the public utilities industry.

Investment Restrictions

European Equity Fund, LargeCap Stock Index Fund, Pacific Basin Fund, Partners Equity Growth Fund, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund, Partners LargeCap Value Fund, Partners MidCap Growth Fund and Partners SmallCap Growth Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The European Equity Fund, LargeCap Stock Index Fund, Pacific Basin Fund, Partners Equity Growth Fund, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund, Partners LargeCap Value Fund, Partners MidCap Growth Fund, and Partners SmallCap Growth Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

(3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(4)  Borrow  money,  except that it may
     (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed);
     (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;
     (c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and
     (d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

(5) Make loans, except that the Fund may (a) purchase and hold debt obligations in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

(6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the Partners LargeCap Growth Fund as this Fund is not intended to qualify as a diversified management investment company as defined by the Investment Company Act of 1940.

(7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Fund except to the extent that the Standard & Poor's 500 Stock Index also is so concentrated.

(9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Each of these Funds has also adopted the following restrictions that are not fundamental policies and that may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

(2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(3)  Invest in companies for the purpose of exercising control or management.

(4) Invest more than 25% (10% for the LargeCap Stock Index and Partners MidCap Growth Funds) of its total assets in securities of foreign issuers. This restriction does not apply to the European Equity Fund or the Pacific Basin Fund.

(5) Enter into (a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
     (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(6) Invest more than 5% of its total assets in real estate limited partnership interests or real estate investment trusts. This restriction does not apply to the Partners MidCap Growth Fund.

(7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Balanced Fund, Blue Chip Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund,
Real Estate Fund, SmallCap Fund and Utilities Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Balanced Fund, Blue Chip Fund, International Fund, International Emerging Markets Fund, International SmallCap Fund, MidCap Fund, Real Estate Fund, SmallCap Fund and Utilities Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

(6) Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(9) Concentrate its investments in any particular industry or industries, except that:
     (a) the Utilities Fund may not invest less than 25% of its total assets in securities of companies in the public utilities industry,
     (b) the Balanced Fund, Blue Chip Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund and SmallCap Fund each may invest not more than 25% of the value of its total assets in a single industry, and
     (c) the Real Estate Fund may not invest less than 25% of its total assets in securities of companies in the real estate industry.

(10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(11)  Invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
      development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Fund also includes warrants not listed on the Toronto Stock Exchange. The 2% limitation for the International Emerging Markets Fund and International SmallCap Fund also includes warrants not listed on the Toronto Stock Exchange and the Chicago Board Options Exchange.

(3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

(4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(5)  Invest in companies for the purpose of exercising control or management.

(6) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

(7) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

(8)  Invest in arbitrage transactions.

(9) Invest in real estate limited partnership interests except that this restriction shall not apply to the Real Estate Fund.

(10)  Invest in mineral leases.

The Balanced Fund, Blue Chip Fund, MidCap Fund, SmallCap Fund and Utilities Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each such Fund may not invest more than 20% of its total assets in securities of foreign issuers.

The Real Estate Fund has adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not invest more than 25% of its total assets in securities of foreign issuers.

The Balanced Fund, Blue Chip Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund, SmallCap Fund and Utilities Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each Fund may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and the Funds may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Utilities Fund has also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

Capital Value Fund and Growth Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Capital Value Fund and Growth Fund each may not:

(1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.

(2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(3) Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where if sold the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

(4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the Fund's total assets.

(5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

(6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund may not sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short). The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin. The Fund will not issue or acquire put and call options.

(9) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

(10) Invest more than 20% of its total assets in securities of foreign issuers.

In addition:

(11) The Fund may not make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(12) The Fund does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of (i) 5% of the value of the Fund's assets, less liabilities other than such borrowings, or (ii) 10% of the Fund's assets taken at cost at the time such borrowing is made. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval, each Fund may not:

(1)  Invest in companies for the purpose of exercising control or management.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

(3) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

(4)  Invest in real estate limited partnership interests.

(5)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs, but the Fund may purchase and sell securities of companies which invest or deal in such interests.

(6) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connect with a merger, consolidation or plan of reorganization.

(7) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation.

(8) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

INCOME-ORIENTED FUNDS

Investment Objectives

Principal Bond Fund, Inc. ("Bond Fund") seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Principal Government Securities Income Fund, Inc. ("Government Securities Income Fund") seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). The guarantee by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Principal High Yield Fund, Inc. ("High Yield Fund") seeks high current income primarily by purchasing high yielding, lower or nonrated fixed income securities which are believed to not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Principal Limited Term Bond Fund, Inc. ("Limited Term Bond Fund") seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Principal Tax-Exempt Bond Fund, Inc. ("Tax-Exempt Bond Fund") seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed income obligations.

Investment Restrictions

Bond Fund, High Yield Fund and Limited Term Bond Fund


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Bond Fund, High Yield Fund and Limited Term Bond Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

(6) Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(9) Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

(10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(11)  Invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
      development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

(3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

(4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Fund's total assets would be invested in such securities.

(5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(6)  Invest in companies for the purpose of exercising control or management.

(7) Invest more than 20% of its total assets in securities of foreign issuers.

(8) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

(9) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

(10)  Invest in arbitrage transactions.

(11)  Invest in real estate limited partnership interests.

Government Securities Income Fund


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Government Securities Income Fund may not:

(1)  Issue any senior securities.

(2) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, except that the Fund may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the United States Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of obligations issued by the United States Government or its agencies or instrumentalities.

(3)  Act as an underwriter  of securities,  except to the extent the Fund may be
     deemed  to  be  an  underwriter  in  connection   with  the  sale  of  GNMA
     certificates held in its portfolio.

(4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

(5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(7)  Invest in companies for the purpose of exercising control or management.

(8) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

(9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets.

(10) Enter into repurchase agreements maturing in more than seven days if, as a result, thereof, more than 10% of the Fund's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

(11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

(12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

The Fund has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(3)  Invest in real estate limited partnership interests.

(4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

Tax-Exempt Bond Fund


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Tax-Exempt Bond Fund may not:

(1) Issue any senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or
     (b) borrowing money in accordance with restrictions described below.

(2) Purchase any securities other than Municipal Obligations and Taxable Investments as defined in the Prospectus and Statement of Additional Information.

(3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

(5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(6)  Invest in companies for the purpose of exercising control or management.

(7)  Invest more than:
     (a) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.
     (b) 15% of its total assets in securities that are not readily marketable and in repurchase agreements maturing in more than seven days.

(8) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9)  Invest in commodities or commodity futures contracts.

(10)  Write, purchase or sell puts, calls or combinations thereof.

(11)  Invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
      development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

(12)  Make short sales of securities.

(13) Purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions.

(14) Make loans, except that the Fund may purchase and hold debt obligations in accordance with its investment objective and policies, enter into repurchase agreements, and may lend its portfolio securities without limitation against collateral, consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

(15) Borrow money, except for temporary or emergency purposes from banks in an amount not to exceed 5% of the value of the Fund's total assets at the time the loan is made.

(16) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings.

The Fund has also adopted the following restriction which is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to invest in real estate limited partnership interests.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed the sole issuer. If, in either case, the creating government or some other entity guarantees a security, the guarantee is considered a separate security and is treated as an issue of such government or other entity. However, that guarantee is not deemed a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the Fund's total assets.

The Fund may invest without limit in debt obligations of issuers located in the same state and in debt obligations which are repayable out of revenue sources generated from economically related projects or facilities. Sizable investments in such obligations could increase the risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, but it will not invest more than 20% of its total assets in any Municipal Obligation the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax.

MONEY MARKET FUND

Investment Objectives

Principal Cash Management Fund, Inc. ("Cash Management Fund") seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Investment Restrictions

Cash Management Fund


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Cash Management Fund may not:

(1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").

(2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(4) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(5) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the value of the Fund's total assets.

(6) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

(7) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization.

(8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund will not effect a short sale of any security. The Fund will not issue or acquire put and call options, straddles or spreads or any combination thereof.

(10)  Invest in companies for the purpose of exercising control or management.

(11) The Fund may not make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(12) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of (i) 5% of the value of the Fund's assets, or (ii) 10% of the value of the Fund's net assets taken at cost at the time such borrowing is made. The Fund will not issue senior securities except in connection with such borrowings. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

(13) Invest in time deposits maturing in more than seven days; time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Fund's total assets.

(14) Invest more than 10% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

The Fund has also adopted the following restriction which is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

(1)  Invest in real estate limited partnership interests.

FUNDS' INVESTMENTS

The following  information  supplements the discussion of the Funds'  investment
objectives  and  policies  in  the  Prospectuses   under  the  caption  "CERTAIN
INVESTMENT STRATEGIES AND RELATED RISKS."

In selecting securities for the Partners Equity Growth Fund and the Partners LargeCap Growth Fund, the Sub-Advisors, Morgan Stanley Asset Management ("Morgan Stanley") and Duncan-Hurst Capital Management Inc. ("Duncan-Hurst"), respectively, follow a flexible investment program in looking for companies with above average capital appreciation potential. The Sub-Advisor focuses on companies with consistent or rising earnings growth records and compelling business strategies. The Sub-Advisor continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the Sub-Advisor closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. In its selection of securities for the Partners Equity Growth Fund, Morgan Stanley considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Sub-Advisor for the Partners MidCap Growth Fund, Turner Investment Partners, Inc. ("Turner"), selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Sub-Advisor for the LargeCap Stock Index Fund, Invista Capital Management, LLC ("Invista"), allocates Fund assets in approximately the same weightings as the S&P 500. Invista may omit or remove any S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, Invista may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

The Sub-Advisor, BT Funds Management (International) Limited ("BT"), of the Pacific Basin and European Equity Funds, uses a disciplined active investment process which is the core of how BT's assets under management grew from US $625 million in 1980 to approximately US $25 billion at the turn of the century.

The cornerstone of this process is the belief that investment markets are not always efficient and that investment outperformance can be achieved with superior research and analysis. BT's proprietary research process allows fund managers and analysts to identify quality investment opportunities before they are widely recognized by the market, investments which will potentially add value to portfolios, creating wealth for clients.

It  is  truly  a  global   approach,   developed  over  time  to  recognize  the
international interdependence of markets and utilize, under one roof, the collective knowledge of the 100-strong investment team. Investment specialists manage all asset classes, blending bottom-up and top-down approaches to portfolio construction along with fully integrated risk management. These professionals are consistently recognized in local and international surveys for the quality of their investment research and investment product.

Selections of equity securities for the other Funds (except the Partners SmallCap Growth Fund) are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.

o First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
o Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
o Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.


In selecting securities for the Partners SmallCap Growth Fund the Sub-Advisor, Berger LLC ("Berger"), uses these same three basic steps but in reverse order.


Restricted Securities

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% (10% for the Government Securities Income Fund and the Money Market Fund) of its net assets. The Board of Directors of each of the Growth-Oriented and Income-Oriented Funds has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction which is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Securities

Each of the following Funds may invest in foreign securities to the indicated percentage of its assets:
o European Equity, International, International Emerging Markets, International SmallCap and Pacific Basin Funds - 100%;
o Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners Small Cap Growth and
     Real Estate Funds - 25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%;
o    LargeCap Stock Index and Partners MidCap Growth Funds - 10%.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include o increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
o American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
o European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Securities of Smaller Companies

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Funds (except Cash Management) may each engage in the practices described under this heading. The Tax-Exempt Bond Fund may invest in financial futures contracts as described under this heading. In the following discussion, the terms "the Fund," "each Fund" or "the Funds" refer to each of these Funds.

     Spread Transactions

     Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Funds' policy limiting the pledging or mortgaging of assets.

     Options on Securities and Securities Indices

     Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The International Fund would only write covered call options on its portfolio securities; it does not write or purchase put options. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

     Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

     The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

     The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually (and the International Fund must) own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.

     Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

     Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

     When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

     Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

     None of the Funds will invest more than 5% of its assets in the purchase of call and put options on individual securities, securities indices and financial futures contracts.

     Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

     Risks Associated with Options Transactions. An options position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

     Futures Contracts and Options on Futures Contracts

     Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, a Fund seeks to hedge against a decline in securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. The Partners Equity Growth Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

     Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

     A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

     When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.

     Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

     In using futures contracts, the Fund seeks to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates which would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

     Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

     Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract
     (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

     If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

     When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirement are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

     Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the Manager's or Sub-Advisor's ability to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

     Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Limitations on the Use of Futures and Options on Futures Contracts. Each Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.

     None of the Funds will purchase or sell futures contracts or options thereon for non-bona fide hedging purposes if immediately thereafter the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     The Funds may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and for other appropriate risk management purposes, if any, which the CFTC deems appropriate for mutual funds excluded from the regulations governing commodity pool operators, and to a limited extent to enhance returns. The Funds (other than European Equity, Pacific Basin and Partners Equity Growth) are not permitted to engage in speculative futures trading. Each Fund determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

     When a Fund purchases a futures contract, or purchases a call option on a futures contract, it places any asset, including equity securities and non-investment grade debt in a segregated account, so long as the asset is liquid and marked to the market daily. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

     The Funds do not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (i.e., the Beta volatility factor). To the extent a Fund writes call options on specific securities in that portion of its portfolio, the value of those securities is deducted from the current market value of that portion of the securities portfolio. If this limitation is exceeded at any time, the Fund takes prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Forward Foreign Currency Exchange Contracts

The International Growth Oriented, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners MidCap Growth, and Partners SmallCap Growth Funds may enter into forward foreign currency exchange contracts under various circumstances. The Funds (other than European Equity and Pacific Basin) will enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S.
dollar and foreign currencies in which securities owned by a Fund are denominated or exposed. They do not enter into such forward contracts for speculative purposes. The European Equity and Pacific Basin Funds each may engage in speculative forward foreign currency exchange contracts to a limited percentage of its assets.

 The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund sets up a separate account with the Custodian to place foreign securities denominated in the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Although the European Equity and Pacific Basin Funds each value its assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements

All Funds may invest in repurchase agreements. None of the Growth-Oriented or Income-Oriented Funds may enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Fund, amount to more than 15% of its net assets. The Money Market Fund does not enter into repurchase agreements that do not mature within seven days of such investment together with other illiquid securities held by the Fund, amount to more than 10% of its assets. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price and at a fixed time in the future. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Fund's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities, each of the Funds follows procedures established by its Board of Directors which are designed to minimize such risks. These procedures include entering into repurchase agreements only with large, well-capitalized and well-established financial institutions which the Fund's Manager or Sub-Advisor believes present minimum credit risks. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. In seeking to liquidate the collateral, a Fund may be delayed in or prevented from exercising its rights and may incur certain costs. Further to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Lending of Portfolio Securities

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the Investment Company Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities which occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities

Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuation which involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also establishes a segregated account with its custodian bank in which it maintains cash or other liquid assets equal in value to the Fund's commitments for when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Industry Concentrations


Each of the Funds, except the Real Estate and Utilities Funds, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap Stock Index Fund may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is so concentrated. For purposes of applying the Partners LargeCap Growth's industry concentration restriction, the Fund uses the industry groups used in the Data Monitoring System of William O'Neill & Co., Incorporated. The European Equity and Pacific Basin Funds use the industry level of categorization of Morgan Stanley Capital International - Global Industry Classification Standard. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."


Money Market Instruments

The Cash Management Fund invests all of its available assets in money market instruments maturing in 397 days or less.

The types of money market instruments which the Funds may purchase are described below.

(1) U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

(2) U.S. Government Agency Securities -- Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
     o U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.
     o U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

(3) Bank Obligations -- Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the Manager's opinion, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets which are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks which are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

     Any obligations of foreign banks must be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. The Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Manager to be minimal. The Fund considers these factors along with other appropriate factors in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. The Fund invests in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

     A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, the Fund occasionally invests in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

(4) Commercial Paper -- Short-term promissory notes issued by U.S. or foreign corporations.

(5) Short-term Corporate Debt -- Corporate notes, bonds and debentures which at the time of purchase have 397 days or less remaining to maturity.

(6) Repurchase Agreements -- Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. (See "FUND INVESTMENTS - Repurchase Agreements.")

(7)  Taxable  Municipal   Obligations  --  Short-term   obligations   issued  or
     guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's ("S&P"), which are described in Appendix B, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager further evaluates these securities.

Municipal Obligations

The Tax-Exempt Bond Fund can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, which generally have a maturity at the time of issue of one year or more, Municipal Notes, which generally have a maturity at the time of issue of six months to three years, and Municipal Commercial Paper, which generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the United States Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.

A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Manager monitors on an ongoing basis the pricing, quality and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Funds treat the maturity of each variable rate demand obligation as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Funds. No Fund committed during the last fiscal year or intends to commit during the present fiscal year more than 5% of its net assets to participation interests.

Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and a Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. Each Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Funds to pay "exempt interest" dividends may be adversely affected. Each Fund would reevaluate its investment objective and policies and consider changes in its structure.

Taxable Investments of the Tax-Exempt Bond Fund

The Tax-Exempt Bond Fund may invest up to 20% of its assets in taxable short-term investments consisting of: Obligations issued or guaranteed by the United States Government or its agencies or instrumentalities; domestic bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper; and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the Fund may invest more than 20% of its total assets in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Portfolio Turnover

Portfolio turnover normally differs for each Fund, varies from year to year (as well as within a year) and is affected by portfolio securities sales necessary to meet cash requirements for redemptions of Fund shares. This need to redeem may in some cases limit the ability of a Fund to effect certain portfolio transactions. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of its portfolio securities during the fiscal year by the monthly average of the value of its portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses which are paid by the Fund.

No portfolio turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. No turnover rates are calculated for the Partners LargeCap Blend, Partners LargeCap Value, and Partners SmallCap Growth Funds as they have been in existence for less than six months.

The portfolio turnover rates for each of the other Funds for its most recent and immediately preceding fiscal periods were as follows (annualized when reporting period is less than one year):


Balanced  Fund  54.4% and 24.2%
Blue Chip Fund 73.6% and 16.4%
Bond Fund  60.7% and 48.9%
Capital  Value Fund  107.8%  and 44.5%
European  Equity  Fund 48.6%
Government  Securities  Income  Fund  6.9% and  19.4%
Growth  Fund  121.5% and 32.4%
High Yield Fund 152.6% and 86.1%
International Emerging Markets Fund 112.9% and  95.8%
International   Fund   92.7%  and  58.7%
International   SmallCap   Fund   329.8%  and  191.5%
LargeCap  Stock Index Fund 189.7%
Limited  Term Bond Fund  31.5% and 20.9%
MidCap  Fund  161.8% and 59.9%
Pacific Basin Fund 51.4%
Partners  Equity Growth Fund 62.0%
Partners  LargeCap  Growth Fund 181.8%
Partners MidCap  Growth Fund 265.5%
Real Estate Fund 79.8% and 55.1%
SmallCap Fund 138.4% and 100.7%
Tax-Exempt Bond Fund 7.6% and 15.6%
Utilities Fund 150.8% and 23.5%



MANAGEMENT OF THE FUNDS

Board of Directors

Under Maryland law, a Board of Directors oversees each of the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Other than serving as Directors, most of the Board members have no affiliation with the Funds or service providers.

The current Directors and Officers are shown below. Each person (except Aschenbrenner, Gilbert and Kimball who do not serve as directors of Principal Investors Fund, Inc.) also has the same position with Principal Special Markets Fund, Inc. and Principal Variable Contracts Fund, Inc. which are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is Principal Financial Group, Des Moines, Iowa 50392.


* John E. Aschenbrenner, 51, Director. Executive Vice President, Principal Life Insurance Company since 2000; Senior Vice President, 1996-2000; Vice President - Individual Markets 1990-1996. Director, Principal Management Corporation and Princor Financial Services Corporation.

James D. Davis, 66, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, Retired.

*& Ralph C. Eucher, 48, Director and President. Vice President, Principal Life Insurance Company since 1999. Director and President, Princor Financial Services Corporation and Principal Management Corporation since 1999. Prior thereto, Second Vice President, Principal Life Insurance Company.

@ Pamela A. Ferguson, 57, Director. 4112 River Oaks Drive, Des Moines, Iowa. Professor of Mathematics, Grinnell College since 1998. Prior thereto, President, Grinnell College.

Richard W. Gilbert, 60, Director. 5040 Arbor Lane, #302, Northfield, Illinois. President, Gilbert Communications, Inc. since 1993. Prior thereto, President and Publisher, Pioneer Press.

*& J. Barry Griswell, 51, Director and Chairman of the Board. President and CEO, Principal Life Insurance Company since 2000; President, 1998-2000; Executive Vice President, 1996-1998; Senior Vice President, 1991-1996. Director and Chairman of the Board, Principal Management Corporation and Princor Financial Services Corporation.

@ William C. Kimball, 53, Director. 4700 Westown Parkway, Suite 300, West Des Moines, Iowa. Chairman and CEO, Medicap Pharmacies, Inc. since 1998. Prior thereto, President and CEO.

@& Barbara A. Lukavsky, 60, Director. 13731 Bay Hill Court, Clive, Iowa. President and CEO, Barbican Enterprises, Inc. since 1997. President and CEO, Lu San ELITE USA, L.C. 1985-1998.

* Craig  L.  Bassett,  48,  Treasurer.  Second  Vice  President  and  Treasurer,
Principal Life Insurance Company since 1998. Director - Treasury 1996-1998. Prior thereto, Associate Treasurer.

* Ronald L. Danilson, 50, Executive Vice President. Executive Vice President and Chief Operating Officer, Princor Financial Services Corporation, since 2000. Vice President, Principal Life Insurance Company since 2000. President and Chief Executive Officer, Delaware Charter Guarantee and Trust company, 1996-2000. Prior thereto, Chief Operating Officer.

* Arthur S. Filean, 62, Vice President and Secretary. Senior Vice President, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President, Princor Financial Services Corporation, 1990-2000. Vice President, Principal Management Corporation, 1996-2000.

* Ernest H. Gillum, 45, Vice President and Assistant Secretary. Vice President - Product Development, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President - Compliance and Product Development, Princor Financial Services Corporation and Principal Management
Corporation, 1998-2000. Prior thereto, Assistant Vice President, Registered Products, 1995-1998. Prior thereto, Product Development and Compliance Officer.

* Jane E. Karli, 43, Assistant Treasurer. Assistant Treasurer, Principal Life Insurance Company since 1998; Senior Accounting and Custody Administrator 1994-1998; Prior thereto, Senior Investment Cost Accountant.

* Layne A. Rasmussen, 42, Controller. Controller - Mutual Funds, Principal Management Corporation since 1995.

* Sarah J. Pitts, 55, Assistant Counsel. Counsel, Principal Life Insurance Company since 1997. Counsel, Principal Capital Income Investors, LLC.

* Michael D. Roughton, 49, Counsel. Vice President and Senior Securities Counsel, Principal Life Insurance Company, since 1999. Counsel 1994-1999. Counsel, Invista Capital Management, LLC, Princor Financial Services Corporation and Principal Management Corporation.

* Jean B. Schustek, 49, Assistant Vice President and Assistant Secretary. Assistant Vice President - Registered Products, Principal Management Corporation since 2000. Prior thereto, Compliance Officer - Registered Products.

* Kirk L. Tibbetts, 45, Senior Vice President and Chief Financial Officer. Senior Vice President and Chief Financial Officer, Princor Financial Services Corporation since 2000. Second Vice President, Principal Life Insurance Company since 2000. Prior thereto, Partner with KPMG LLP.

* Considered to be "Interested Persons" as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or Principal Life.

@    Member of Audit and Nominating Committee

& Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)

                                                COMPENSATION TABLE*
                                          fiscal year ended October 31, 2000

                                      Compensation from each
                                       Principal Mutual Fund
                                    Except for European Equity,
                                      LargeCap Stock Index,
                                        Pacific Basin,                     Compensation from
                                     Partners LargeCap Blend,               European Equity,
                                    Partners LargeCap Growth,            LargeCap Stock Index,
                                     Partners LargeCap Value,                Pacific Basin,
                                      Partners MidCap Growth &              Partners LargeCap Growth, &     Compensation from
            Director                 Partners SmallCap Growth            Partners MidCap Growth              Fund Complex



     James D. Davis                         $1,350                              $450                             $ 61,050
     Pamela A. Ferguson                      1,350                               450                               61,050
     Richard W. Gilbert                      1,200                               450                               51,450
     Barbara A. Lukavsky                     1,200**                             450                               58,650
     William C. Kimball                      1,350                               450                               57,450

     * None of the Funds provide retirement benefits for any of the directors. ** On December 22, 1999, received $75 for each of the following Funds' Executive Committee Meetings: Capital Value, Growth, International and MidCap.

As of February 6, 2001,  Principal  Life  Insurance  Company,  a life  insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each
Fund:
                                                                % of Outstanding
                   Fund                                            Shares Owned


             Balanced Fund                                            0.06%
             Blue Chip Fund                                           0.03
             Bond Fund                                                0.64
             Capital Value Fund                                      29.08
             Cash Management Fund                                     9.55
             European Equity Fund                                    70.36
             Government Securities Income Fund                        0.04
             Growth Fund                                              0.01
             High Yield Fund                                          8.05
             International Emerging Markets Fund                     29.33
             International Fund                                      24.70
             International SmallCap Fund                              6.67
             LargeCap Stock Index Fund                               11.43
             Limited Term Bond Fund                                  10.91
             MidCap Fund                                              0.02
             Pacific Basin Fund                                      73.95
             Partners Equity Growth Fund                              4.05
             Partners LargeCap Blend Fund                            96.57
             Partners LargeCap Growth Fund                           20.93
             Partners LargeCap Value Fund                            96.52
             Partners MidCap Growth Fund                             13.74
             Partners SmallCap Growth Fund                           93.73
             Real Estate Fund                                        49.33
             SmallCap Fund                                            1.34
             Tax-Exempt Bond Fund                                     0.05
             Utilities Fund                                           0.06




As of February 6, 2001, the Officers and Directors of each Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.


As of February 7, 2001, the following shareholders of the Funds owned 5% or more of the outstanding shares of any Class of the Funds:


                                                                                                                    Percentage
                             Name                                                  Address                         of Ownership

Principal Balanced Fund, Inc.
Class C
Louis Barbieri                                                2B Highland Cross
                                                              Rutherford, NJ 07070-2109                                 8.6%
Principal Blue Chip Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville. FL 32606-0408                                6.0

Principal Life Insurance Company Custodian                    7739 28th Ave. NE
IRA of Ronald Espiritu                                        Seattle, WA 98115-4638                                    5.7

Principal Life Insurance Company Custodian                    1001 County Rd., #232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                       5.3

Principal Bond Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0408                                5.9%

Donaldson Lufkin Jenrette                                     P.O. Box 2052
Securities Corporation. Inc.                                  Jersey City. NJ 07303-9998                                9.7

Principal Life Insurance Company Custodian                    1001 County Rd., #232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                      17.1

Principal Capital Accumulation Fund, Inc.
Class C
Principal Life insurance Company Custodian                    9107 W. Monks Lane
IRA of Donald D. Davis                                        Mapleton, IL 61547-9783                                   5.7

Principal Life Insurance Company Custodian                    P.O. Box 1523
IRA of Theodore J. Gomes                                      Kahului, HI 96733-1523                                    7.3

Principal Cash Management Fund, Inc.
Class A
Delaware Charter Guarantee & Trust Co.                        P.O. Box 8738
Attn: John Lee                                                Wilmington, DE 19899-8738                                 8.6

Class B
North American Testing Organization                           14565 Valley View Ave., Ste. 2
401(K) Profit Sharing Plan Holding Account                    Santa Fe Springs, CA 90670-5239                           7.2

Class C
Principal Life Insurance Company Custodian                    9107 W. Monks Lane
IRA of Donald D. Davis                                        Mapleton, IL 61547-9783                                  10.1

Principal Life Insurance Company Custodian                    1823 Pikale Pl.
IRA of Jean E. Funai                                          Wailuku, HI 96793-2326                                   12.2

Principal Life Insurance Company Custodian                    291 Dairy Road
IRA of David Masanda                                          Kahului, HI 96732-2914                                   36.7


Principal European Equity Fund, Inc.
Class A
Principal Life Insurance Company Custodian                    1001 County Rd., # 232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                      10.4%

Steven R. Maine                                               330 29th St.
                                                              Des Moines, IA 50312-4410                                 5.9

Principal Government Securities Income Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0408                                5.4

Principal Life Insurance Company Custodian
IRA of Richard A. Jackson                                     1001 County Rd., # 232
                                                              Brownwood, TX 76801                                       7.1

Tarbell Financial Corp.                                       1403 N. Tustin Avenue, Suite 380
Non-Qualified Plan Reserve                                    Santa Ana, CA 92705-8620                                 13.7

Principal Growth Fund, Inc.
Class C
Tarbell Financial Corp.                                       1403 N. Tustin Avenue, Suite 380
Non-Qualified Plan Reserve                                    Santa Ana, CA 92705-8620                                  6.3%

Principal High Yield Fund, Inc.
Class C
Ellen M. Bryan TOD                                            2608 W. Castle Court
                                                              Peoria, IL 61614-3727                                    19.8

Marguerite M. Dunn & Patricia A. Kunz                         125 N. Main Street
                                                              Carroll, IA 51401-2852                                    6.8

Principal Life Insurance Company Custodian                    1001 County Rd., # 232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                      29.1

Class R
Principal Life Insurance Company Custodian
IRA of William Flatley                                        1313 Little Blue Heron Court
                                                              Naples, FL 34108-3311                                     7.0

Principal Life Insurance Company Custodian
IRA of Ronald E. Levine                                       4164 Salt Works Rd.
                                                              Medina, NY 14103-9555                                     7.1

Principal International Emerging Markets Fund, Inc.
Class C
Betty Jo Fagerholt Revocable Living Trust                     3602 28th St. SW
                                                              Fargo, ND 58104-7073                                     11.2

Principal International Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0408                                5.9

Principal Life Insurance Company Custodian                    1001 County Rd., # 232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                       6.0

Principal International SmallCap Fund, Inc.
Class C                                                       11611 NW 8th Ln.
Edward Chester                                                Gainesville, FL 32606-0408                               10.2

Betty Jo Fagerholt Revocable Living Trust                     3602 28th St. SW
                                                              Fargo, ND 58104-7073                                      5.3

Principal Life Insurance Company Custodian                    1001 County Rd., # 232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                      10.6

Principal LargeCap Stock Index Fund, Inc.
Class A
Principal Life Insurance Company Custodian                    4105 Anderson Rd.
IRA of James W. Webb                                          Coffeyville, KS 67337-7700                                6.2%

Principal Limited Term Bond Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0408                                8.8%

Gladys I. Fritsch                                             2121 Pinegate Dr. #3211
                                                              Houston, TX 77008-1394                                    6.7

Principal Life Insurance Company Custodian                    2101 Sumac Drive
Conduit IRA of Mary F. McClain                                Champaign, IL 61821-6323                                  7.9

Principal Real Estate Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0409                               22.3

Principal Life Insurance Company Custodian                    3344 Kalamazoo Avenue SE
Inherited IRA of Nicola L. Brinker                            Grand Rapid, MI 49508-2558                                5.1
Beneficiary of Richard Kern

Principal SmallCap Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0409                                8.5
Principal Tax-Exempt Bond Fund, Inc.
Class B
Allan S. Noddle                                               The Grand Oudezijds Voorburgawal 197
                                                              Amsterdam Netherlands 1012 EX
                                                              Netherlands                                              10.1
Class C
JME, Inc.                                                     3020 E. Oakland Avenue
                                                              Bloomington, IL 61704-6214                               45.1

Robert E. Neenan &                                            7251 N. Michael Ave.
Debra L. Deakin                                               Fresno, CA 93722-2761                                     7.5

Shirley M. Parish                                             4234 Cedar Bend Drive
                                                              Missouri City, TX 77459-4586                              9.4

Principal Utilities Fund, Inc.
Class C
James W. Smith                                                RR 1, Box 183
                                                              Eastman, WI 54626-9798                                    7.47

MANAGER AND SUB-ADVISORS

The Manager of each of the Funds is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. Principal Financial Services, Inc. is a holding company which is a wholly-owned subsidiary of Principal Financial Group, Inc. The Principal Financial Group, Inc. is a holding company which is a wholly-owned subsidiary of Principal Mutual Holding Company. The address of the Manager is the Principal Financial Group, Des Moines, Iowa 50392-0200. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life Insurance Company.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:            Balanced (equity securities portion), Blue Chip, Capital
                  Value, Growth, International, International Emerging
                  Growth, International SmallCap, LargeCap Stock Index, MidCap,
                  SmallCap and Utilities Funds.
Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Life Insurance Company. Assets under management at December 31, 2000 were approximately $27.4 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des
                  Moines, Iowa 50309.

Funds:            European Equity and Pacific Basin Funds.
Sub-Advisor:      BT  Funds  Management  (International)  Limited  ("BT")  is  a
                  related company of BT Funds Management  Limited ("BTFM") and a member  of the  Principal  Financial  Group.  A global  active investment manager dedicated to delivering superior investment returns,  BT,  together  with BTFM,  has  approximately  $22.7 billion under management as of December 31, 2000. Its address is The Chifley Tower, 2 Chifley Square, Sydney NSW 2000
                  Australia.


Funds:            Balanced (fixed-income portion), Government Securities Income, and Limited Term Bond
Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of December 31, 2000, were approximately $33.2 billion. PCII's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Fund:             Partners Equity Growth Fund
Sub-Advisor:      Morgan  Stanley with  principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments of approximately $170.2 billion as named fiduciary or fiduciary advisor. On December 1, 1998, Morgan
                  Stanley  Asset  Management  Inc.  changed  it name  to  Morgan
                  Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan
                  Stanley Asset Management.

Fund:             Partners LargeCap Growth Fund
Sub-Advisor:      Duncan-Hurst   was  founded  in  1990.  Its  address  is  4365
                  Executive  Drive,  Suite  1520,  San  Diego  CA  92121.  As of
                  December   31,   2000,    Duncan-Hurst   managed   assets   of
                  approximately $3.8 billion for institutional and individual investors.

Fund:             Partners MidCap Growth Fund
Sub-Advisor:      Turner was  founded  in 1990.  Its  address  is 1235  Westlake
                  Drive,  Suite 350,  Berwyn PA 19312.  As of December 31, 2000,
                  Turner had discretionary management authority with respect to approximately $10.1 billion in assets.

Fund:             Partners LargeCap Blend
Sub-Advisor:      Federated  Investment  Management  Company  ("Federated") is a
                  registered investment adviser and a wholly-owned subsidiary of
                  Federated   Investors,   Inc.,  which  was  founded  in  1955.
                  Federated is located in the Federated  Investors Tower at 1001
                  Liberty Avenue,  Pittsburgh, PA 15222-3779. As of December 31,
                  2000, Federated managed $140 billion in assets.

Fund:             Partners LargeCap Value
Sub-Advisor:      Alliance  Capital  Management  L.P.  ("Alliance")  through its
                  Bernstein    Investment    Research   and   Management    unit
                  ("Bernstein"). As of December 31, 2000, Alliance managed $454 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Fund:             Partners SmallCap Growth
Sub-Advisor:      Berger LLC ("Berger"),  210 University  Boulevard,  Suite 900,
                  Denver,   CO  80206.   It  serves   as   investment   advisor,
                  sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI").
                  KCSI is a publicly traded holding company with principal operations in rail transportation, through it subsidiary the Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of December 31, 2000, were approximately $7.6 billion.


The Boards of Directors of the Manager, Princor (as principal underwriter of the Funds), each of the Sub-Advisors and each of the Funds have adopted a Code of Ethics designed to prevent persons with access to information regarding the portfolio trading activity of the Funds from using that information for their personal benefit. In certain circumstances personal securities trading is permitted in accordance with procedures established by the Code of Ethics. The Boards of Directors of the Manager, Princor, each of the Sub-Advisors and each of the Funds periodically review their respective Code of Ethics. The Codes of Ethics are on file with, and available from, the Securities and Exchange Commission.

Each of the persons affiliated with a Fund who is also an affiliated person of the Manager or Invista is named below, together with the capacities in which such person is affiliated:

        Name                        Office Held With Each Fund                     Office Held With The Manager/Invista


John  E. Aschenbrenner Director                                         Director (Manager)
Craig L. Bassett       Treasurer                                        Treasurer (Manager)
Ronald L. Danilson     Executive Vice President                         Executive Vice President & Chief Operating Officer (Manager)
Ralph C. Eucher        Director and President                           Director and President (Manager)
Arthur S. Filean       Vice President and Secretary                     Senior Vice President (Manager)
Ernest H. Gillum       Vice President and Assistant Secretary           Vice President - Product Development (Manager)
J. Barry Griswell      Director and Chairman of the Board               Director and Chairman of the Board (Manager)
Layne A. Rasmussen     Controller                                       Controller - Mutual Funds (Manager)
Michael D. Roughton    Counsel                                          Counsel (Manager; Invista)
Jean B. Schustek       Assistant Vice President and Assistant Secretary Assistant Vice President - Registered Products (Manager)
Kirk L. Tibbetts       Senior Vice President & Chief Financial Officer  Senior Vice President & Chief Financial Officer (Manager)

COST OF MANAGER'S SERVICES

For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for each Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                                           Net Asset Value of Fund

                                                 First             Next             Next              Next
                  Fund                       $250,000,000      $250,000,000     $250,000,000      $250,000,000      Thereafter

Blue Chip, Capital Value and Growth Funds         .60%             .55%             .50%              .45%              .40%
Partners Equity Growth, Partners LargeCap         .75              .70              .65               .60               .55
   Blend and Partners LargeCap Value Funds
International Fund                                .85              .80              .75               .70               .65
Partners SmallCap Growth Fund                     .90              .85              .80               .75               .70

                                                                           Net Asset Value of Fund

                                                 First             Next             Next              Next             Over
                  Fund                       $100,000,000      $100,000,000     $100,000,000      $100,000,000     $400,000,000

Balanced, High Yield, and Utilities Funds        .60%              .55%             .50%              .45%              .40%
International Emerging Markets Fund             1.25              1.20             1.15              1.10              1.05
International SmallCap Fund                     1.20              1.15             1.10              1.05              1.00
MidCap Fund                                      .65               .60              .55               .50               .45
Real Estate Fund                                 .90               .85              .80               .75               .70
SmallCap Fund                                    .85               .80              .75               .70               .65
All Other Funds                                  .50               .45              .40               .35               .30

                  Fund                        Overall Fee

LargeCap Stock Index Fund                        .35%
Partners LargeCap Growth Fund                    .90%
Partners MidCap Growth Fund                      .90%

                                                                           Net Asset Value of Fund

                                                 First             Next             Next              Next
                  Fund                       $250,000,000      $250,000,000     $250,000,000      $250,000,000      Thereafter


European Equity Fund                             .90%             .85%             .80%              .75%              .70%
Pacific Basin Fund                              1.10              1.05             1.00              0.95              0.90

There is no assurance that any of the Funds' net assets will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Fund on October 31, 2000 and the rate of the fee for each Fund for investment management services as provided in the Management Agreement for the fiscal year then ended were as follows:

                                                                                                     Management Fee
                                                               Net Assets as of                   For Fiscal Year Ended
                  Fund                                          October 31, 2000                    October 31, 2000

Balanced Fund                                                     $140,437,417                           0.58%
Blue Chip Fund                                                     280,680,903                           0.57*
Bond Fund                                                          163,974,368                           0.48
Capital Value Fund                                                 528,350,410                           0.53
Cash Management Fund                                               412,811,729                           0.43
European Equity Fund                                                 5,859,018                           0.90*
Government Securities Income Fund                                  254,515,059                           0.46
Growth Fund                                                        697,882,333                           0.53
High Yield Fund                                                     30,843,584                           0.60
International Emerging Markets Fund                                 28,964,706                           1.25*
International Fund                                                 403,267,490                           0.80
International SmallCap Fund                                         58,503,767                           1.20
LargeCap Stock Index Fund                                           27,396,202                           0.35*
Limited Term Bond Fund                                              33,932,115                           0.50*
MidCap Fund                                                        479,242,376                           0.56
Pacific Basin Fund                                                   5,435,124                           1.10*
Partners Equity Growth Fund                                         81,187,957                           0.75*
Partners LargeCap Growth Fund                                       12,690,047                           0.90*
Partners MidCap Growth Fund                                         19,637,929                           0.90*
Real Estate Fund                                                    18,555,205                           0.90*
SmallCap Fund                                                       98,640,166                           0.84*
Tax-Exempt Bond Fund                                               175,116,032                           0.48
Utilities Fund                                                     132,435,341                           0.59


     * Before waiver.


The Manager pays for office space, facilities and simple business equipment and the costs of keeping the books of the Fund. The Manager also compensates all personnel who are officers and directors, if such officers and directors are also affiliated with the Manager.

Each Fund pays all its other corporate expenses incurred in the operation of the Fund and the continuous public offering of its shares, but not selling expenses. Among other expenses, the Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of stock issue and transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, and costs of shareholder meetings. The Manager pays most of these expenses in the first instance, and is reimbursed for them by the Fund as provided in the Management Agreement. The Manager also is responsible for the performance of certain of the functions described above, such as transfer and dividend disbursement and administration of shareholder accounts, the cost of which the Manager is reimbursed by the Fund.

COST OF SUB-ADVISORY SERVICES


For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                   Net Asset Value of Fund
                                    First                Next         Next              Next
         Fund                   $250 million     $250 million      $250 million      $250 million      Thereafter
European Equity                     0.50%            0.475%            0.450%           0.425%            0.40%
Pacific Basin                       0.60%            0.575%            0.550%           0.525%            0.50%


                                        First            Next              Over
         Fund                       $200 million     $100 million      $300 million
Partners Equity Growth                 0.30%             0.25%             0.20%

                                    First             Next             Next              Above
         Fund                   $75 million      $200 million      $250 million      $525 million

Partners LargeCap Blend            0.350%           0.250%            0.200%            0.150%



                                        First            Next
         Fund                       $100 million     $100 million     Thereafter
Partners SmallCap Growth               0.50%             0.45%           0.40%

                                                                     Overall Fee
Balanced (equity securities portion)                                   0.0700%
Balanced (fixed-income portion)                                        0.0860
Blue Chip                                                              0.0700
Capital Value                                                          0.0700
Government Securities Income                                           0.0600
Growth                                                                 0.0700
International                                                          0.1100
International Emerging Markets                                         0.6300
International SmallCap                                                 0.6100
LargeCap Stock Index                                                   0.0275
Limited Term Bond                                                      0.1060
MidCap                                                                 0.0950
Partners LargeCap Growth and Partners MidCap Growth                    0.5000
SmallCap                                                               0.2370
Utilities                                                              0.0700

Under a Sub-Advisory Agreement between the Manager and Bernstein, Bernstein performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Value Fund. During the period from December 22, 2000 (effective date of the Fund) through June 22, 2001, Bernstein will be paid a fee accrued daily and payable monthly at an annual rate of 0.47% of the Fund's net asset value. After that the Manager will pay Bernstein a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

                             Net Asset Value of Fund

                           First          Next            Next           Next           Next            Next         Above
                        $10,000,000    $15,000,000     $25,000,000    $50,000,000    $50,000,000     $50,000,000  $200,000,000


Partners LargeCap Value   0.600%         0.500%          0.400%         0.300%         0.250%          0.225%        0.200%




                                        Sub-Advisor Fees For Years Ended December 31,
                                            2000                        1999                       1998

Balanced Fund                              220,901                    204,404                    133,947
Blue Chip Fund                             231,184                    200,617                    105,211
Capital Value Fund                         425,846                    500,117                    296,431
European Equity Fund                        13,875
Government Securities Fund                 157,874                    149,067                     98,635
Growth Fund                                520,202                    434,465                    199,072
International Emerging Markets Fund        179,839                     85,537                     63,962
International Fund                         445,381                    367,393                    183,507
International SmallCap Fund                317,681                    137,692                     63,375
LargeCap Stock Index                         5,261
Limited Term Bond Fund                      97,132                     89,252                     69,040
MidCap Fund                                343,095                    327,236                    208,947
Pacific Basin Fund                          16,248
Partners Equity Growth Fund                157,521
Partners LargeCap Growth Fund               28,153
Partners MidCap Growth Fund                 47,515
SmallCap Fund                              382,997                    172,178                    154,721
Utilities Fund                             135,951                    119,321                     53,432


Fees paid for investment management services during the periods indicated were as follows:

                                                         Management Fees For Fiscal Years Ended October 31,


           Fund                                    2000                          1999                       1998

Balanced Fund                                  $   855,652                   $    914,378              $    750,616
Blue Chip Fund                                   1,643,618(1)                   1,142,839                   764,784
Bond Fund                                          835,909                        909,902                   782,241(1)
Capital Value Fund                               2,983,060                      2,570,792                 2,349,118
Cash Management Fund                             1,665,123                      1,526,404                 2,127,595(1)
European Equity Fund                                25,312(1)(2)
Government Securities Income Fund                1,198,832                      1,283,959                 1,239,644
Growth Fund                                      3,650,139                      2,283,089                 1,863,070
High Yield Fund                                    213,800                        259,764                   287,858
International Emerging Markets Fund                415,666(1)                     216,500                   157,324
International Fund                               3,582,992                      2,673,903                 2,492,037
International SmallCap Fund                        774,570                        358,891                   242,403
LargeCap Stock Index Fund                           35,262(1)(3)
Limited Term Bond Fund                             161,804(1)                     160,694(1)                 133,825(1)
MidCap Fund                                      2,570,995                      2,461,880                 2,548,924
Pacific Basin Fund                                  30,215(1)(2)
Partners Equity Growth Fund                        393,898(1)
Partners LargeCap Growth Fund                       50,431(1)(3)
Partners MidCap Growth Fund                         65,684(1)(3)
Real Estate Fund                                   136,629(1)                     114,693                     87,653(4)
SmallCap Fund                                      844,608(1)                     412,361                    147,083(4)
Tax-Exempt Bond Fund                               866,854                        972,660                    974,740
Utilities Fund                                     731,817                        685,175                    531,644(1)

(1) Before waiver.
(2) Period from April 26, 2000 (date operations commenced) through October 31, 2000.
(3) Period from February 24, 2000 (date operations commenced) through October 31, 2000. (4) Period from December 11, 1997 (date operations commenced) through October 31, 1998.


For the periods ended October 31, the Manager waived a portion of its fee from the following funds:


           Fund                        2000            1999             1998
Blue Chip                           $354,721
Bond                                                                  $172,366
Cash Management                                                          1,343
European Equity                       25,416
International Emerging Markets        32,052
LargeCap Stock Index                  102,566
Limited Term Bond                      89,274         $66,728          100,270
Pacific Basin                         29,047
Partners Equity Growth               195,854
Partners LargeCap Growth              44,330
Partners MidCap Growth                54,171
Real Estate                           39,036
SmallCap                              24,978
Utilities                                                               82,515


Costs reimbursed to the Manager during the periods indicated for providing other services pursuant to the Management Agreement were as follows:

                                                                          Reimbursement by Fund
                                                                          of Certain Costs For
                   Fund                                              Fiscal Years Ended October 31,


                                                      2000                    1999                         1998


Balanced Fund                                     $    648,257             $     664,179            $       521,852
Blue Chip Fund                                       1,375,116                 1,336,983                    832,394
Bond Fund                                              506,782                   534,104                    482,817
Capital Value Fund                                   1,258,197                 1,415,788                  1,247,865
Cash Management Fund                                   876,798                   788,303                    854,575
European Equity Fund                                    33,232(1)
Government Securities Income Fund                      477,902                   544,396                    499,207
Growth Fund                                          2,097,788                 1,613,707                  1,421,948
High Yield Fund                                        173,407                   170,349                    217,020
International Emerging Markets Fund                    214,860                   148,065                    119,948
International Fund                                   1,100,481                 1,111,335                  1,168,106
International SmallCap Fund                            426,364                   168,397                    153,320
LargeCap Stock Index Fund                               86,519(2)
Limited Term Bond Fund                                 129,485                   123,038                     90,187
MidCap Fund                                          1,590,918                 1,733,436                  1,840,474
Pacific Basin Fund                                      26,455(1)
Partners Equity Growth Fund                            445,480
Partners LargeCap Growth                                62,073(2)
Partners MidCap Growth Fund                             83,149(2)
Real Estate Fund                                       100,762                    93,688                     76,546(3)
SmallCap Fund                                          570,085                   348,721                    199,807(3)
Tax-Exempt Bond Fund                                   169,961                   165,845                    199,780
Utilities Fund                                         431,218                   390,699                    304,813

(1) Period from April 26, 2000 (date  operations  commenced) through
    October 31,  2000.
(2) Period from February 24, 2000 (date operations commenced) through October 31, 2000. (3) Period from December 11, 1997 (date operations commenced) through October 31, 1998.



The Manager has agreed to waive a portion of its fee for the following Funds and continue the waiver and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2002. The waiver will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) not to exceed the following percentages:

         Fund                                  Class A          Class B           Class C           Class R
European Equity                                 2.50%            3.25%             3.25%            3.00%
International Emerging Markets                  2.50             3.25              3.25             3.00
LargeCap Stock Index                            0.90             1.25              1.25             1.40
Pacific Basin                                   2.50             3.25              3.25             3.00
Partners LargeCap Growth                        1.95             2.70              2.70             2.45
Partners MidCap Growth                          1.95             2.70              2.70             2.45


Each Fund has entered into certain agreements that provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Manager, Principal Life Insurance Company or its subsidiaries or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time on 60 days written notice to the Manager or applicable Sub-Advisor either by vote of the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding securities of the Fund and by the Manager, the respective sub-advisor, if any, or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.

Shareholders approved the Management Agreement as follows: European Equity - April 28, 2000; Growth - November 9, 1999; LargeCap Stock Index - February 25, 2000; MidCap - December 10, 1999; Pacific Basin - April 28, 2000; Partners Equity Growth - November 1, 1999; Partners LargeCap Blend - December 22, 2000; Partners LargeCap Growth - February 25, 2000; Partners LargeCap Value - December 22, 2000; Partners MidCap Growth - February 25, 2000 and Partners SmallCap Growth - December 22, 2000. The Management Agreement for the other Funds was last approved by shareholders of the applicable Fund on November 2, 1999.

The agreements for each Fund were last approved by the Board of Directors for that Fund as follows:

                                            Investment Service               Management             Sub-Advisory
         Fund                                    Agreement                    Agreement               Agreement

   Balanced                                        9/11/00                     9/11/00                  9/11/00
   Blue Chip                                       9/11/00                     9/11/00                  9/11/00
   Bond                                            9/11/00                     9/11/00                  9/11/00
   Capital Value                                   9/11/00                     9/11/00                  9/11/00
   Cash Management                                 9/11/00                     9/11/00                  9/11/00
   European Equity                                 9/11/00                     9/11/00                  9/11/00
   Government Securities Income                    9/11/00                     9/11/00                  9/11/00
   Growth                                          9/11/00                     9/11/00                  9/11/00
   High Yield                                      9/11/00                     9/11/00                  9/11/00
   International                                   9/11/00                     9/11/00                  9/11/00
   International Emerging Markets                  9/11/00                     9/11/00                  9/11/00
   International SmallCap                          9/11/00                     9/11/00                  9/11/00
   LargeCap Stock Index                            9/11/00                     9/11/00                  9/11/00
   Limited Term Bond                               9/11/00                     9/11/00                  9/11/00
   MidCap                                          9/11/00                     9/11/00                  9/11/00
   Pacific Basin                                   9/11/00                     9/11/00                  9/11/00
   Partners Equity Growth                              N/A                     9/11/00                  9/11/00
   Partners LargeCap Blend                             N/A                    12/11/00                 12/11/00
   Partners LargeCap Growth                            N/A                     9/11/00                  9/11/00
   Partners LargeCap Value                             N/A                    12/11/00                 12/11/00
   Partners MidCap Growth                              N/A                     9/11/00                  9/11/00
   Partners SmallCap Growth                            N/A                    12/11/00                 12/11/00
   Real Estate                                     9/11/00                     9/11/00                  9/11/00
   SmallCap                                        9/11/00                     9/11/00                  9/11/00
   Tax-Exempt Bond                                 9/11/00                     9/11/00                  9/11/00
   Utilities                                       9/11/00                     9/11/00                  9/11/00

BROKERAGE ON PURCHASES AND SALES OF SECURITIES


In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of (a) the size and difficulty of the transaction (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange from non-Exchange members in transactions off the Exchange.)


The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information obtained may not be useful to the Manager or Sub-Advisor in managing the client account, brokerage for which resulted in the Manager's or Sub-Advisor's receipt of the statistical data and research information. However, in the Manager's or Sub-Advisor's opinion, the value thereof is not determinable and it is not expected that the Manager's or Sub-Advisor's expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the Manager's or Sub-Advisor's own research efforts. The Manager or Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.


         Fund                               Commissions Paid
Balanced                                    $       2,674
Blue Chip                                           9,497
Capital Value                                      55,590
Growth                                            424,820
International Emerging Markets                      1,405
International                                     165,007
International SmallCap                              5,429
MidCap                                             95,219
Partners Equity Growth                              1,545
Partners LargeCap Growth                            3,106
Partners MidCap Growth                              6,619
SmallCap                                           32,739
Real Estate                                         4,370
Utilities                                           5,490


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-Advisor may also allocate orders on behalf of a Fund to broker-dealers affiliated with the Sub-Advisor. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Boards of Directors of the Fund will receive quarterly reports on these transactions.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers which provided research, statistical or other factual information.

                                               Total Brokerage Commissions Paid

     Fund                             2000             1999          1998

Balanced                          $   104,569      $    50,867    $  70,261
Blue Chip                             354,883          149,945       41,024
Capital Value                       1,257,956          695,270      331,316
European Equity                        23,677(1)
Growth                              1,092,755          438,476      276,004
International Emerging Markets        268,712          125,801       51,821
International                       2,175,088        1,201,021      758,808
International SmallCap              1,096,864          306,636      101,485
LargeCap Stock Index                   16,358(2)
MidCap                                928,187          517,173      242,311
Pacific Basin                          14,200(1)
Partners Equity Growth                 96,059(3)
Partners LargeCap Growth                9,427(2)
Partners MidCap Growth                  8,531(2)
Real Estate                            55,694           36,634       40,791(4)
SmallCap                              293,480          154,031       46,957(4)
Utilities                             296,480           95,017       39,470

(1) Period from April 26, 2000 (date operations commenced) through October 31, 2000.
(2) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(3) Period from October 28, 1999 (date operations commenced) through October 31, 2000.
(4) Period from December 11, 1997 (date operations commenced) through October 31, 1998.

Brokerage commissions paid to affiliates during the fiscal year ending October 31 were as follows:

                      Commissions Paid to Goldman Sachs Co.
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions
   Balanced
         2000                           $  1,750                 1.67%                          1.15%
         1999                              1,725                 3.39                           1.94
         1998                              2,950                 4.20                           1.87
   Blue Chip
         2000                             29,860                 8.41                           9.40
         1999                              7,735                 5.16                           5.25
   Capital Value
         2000                             59,187                 4.71                           5.22
         1999                             87,440                12.58                          10.41
   European Equity
         2000                              1,727                 7.29                           5.51
   Growth
         2000                             31,425                 2.88                           4.04
   International Emerging Markets
         2000                              3,629                 1.35                           2.02
   International
         2000                            140,889                 6.48                           6.47
   International SmallCap
         2000                             24,468                 2.23                           2.48
   MidCap
         2000                             34,220                 3.69                           2.78
   Pacific Basin
         2000                              3,968                27.94                          49.49
   Partners Equity Growth
         2000                              8,090                 8.42                           6.20
   Partners LargeCap Growth
         2000                                318                 3.37                           2.39
   Partners MidCap Growth
         2000                                351                 4.11                           3.67
   Real Estate
         2000                              1,060                 1.90                           1.97
   SmallCap
         2000                              9,145                 3.12                           2.81
   Utilities
         2000                             24,455                 8.25                           5.25


                   Commissions Paid to J.P. Morgan Securities
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions

   Balanced
         2000                          $   3,554                  3.40%                        3.71%
         1999                              6,841                 13.45                        15.18
         1998                                500                  0.71                         1.03
   Blue Chip
         2000                              8,160                  2.30                         2.80
         1999                              8,485                  5.66                         5.82
         1998                              1,950                  4.75                         5.35
   Capital Value
         2000                            109,638                  8.72                         9.32
         1999                              9,470                  1.36                         1.83
         1998                             18,935                  5.72                         6.27
   European Equity
         2000                              1,392                  5.88                         4.27
   Growth
         2000                             31,186                  2.85                         3.11
         1999                             23,170                  5.28                         5.47
         1998                              1,250                  0.45                         0.39
   International Emerging Markets
         2000                             11,278                  4.20                         5.96
         1999                              4,492                  3.57                         4.82
         1998                              2,570                  4.96                         6.77
   International
         2000                             60,333                  2.77                         2.69
         1999                             13,911                  1.16                         1.22
         1998                             17,961                  2.37                         1.80
   International SmallCap
         2000                              2,417                  0.22                         0.24
   MidCap
         2000                             48,895                  5.27                         3.65
         1999                             10,715                  2.07                         1.87
   Partners Equity Growth
         2000                              4,345                  4.52                         2.96
   Partners MidCap Growth
         2000                                128                  1.50                         1.48
   Real Estate Fund
         2000                                799                  1.44                         1.26
         1999                                8,845               24.14                        23.03
         1998                              3,205                  7.86                         7.67
   SmallCap Fund
         2000                              4,775                  1.63                         1.34
         1999                              3,065                  1.99                         2.68
   Utilities Fund
         2000                              7,285                  2.46                         3.42
         1999                              3,935                  4.14                         4.98


                                       Commissions Paid to Morgan Stanley Dean Witter, Discover
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions
 Balanced
         2000                           $  4,382                    4.19%                         4.19%
         1999                              2,300                    4.52                          4.33
         1998                              2,630                    3.74                          2.27
   Blue Chip
         2000                             31,036                    8.75                          7.97
         1999                             13,950                    9.30                         11.72
         1998                                365                    0.89                          0.99
   Capital Value
         2000                             50,528                    4.02                          4.41
         1999                             12,575                    1.81                          2.48
         1998                             13,740                    4.15                          3.78
   European Equity
         2000                                588                    2.48                          2.42
   Growth
         2000                             20,658                    1.89                          1.90
         1999                             12,338                    2.81                          3.90
         1998                             12,500                    4.53                          4.92
   International Emerging Markets
         2000                              6,587                    2.45                          3.52
         1999                              2,570                    2.04                          2.76
         1998                              1,499                    2.89                          3.64
   International
         2000                            190,736                    8.77                         10.48
         1999                            128,900                   10.73                         11.76
         1998                             78,938                   10.40                         10.03
   International SmallCap
         2000                             28,073                    2.56                          3.57
         1999                             18,755                    6.12                          8.26
         1998                              4,284                    4.22                          7.42
   MidCap
         2000                             40,914                    4.41                          3.96
         1999                             21,551                    4.17                          5.00
         1998                              7,716                    3.18                          4.19
   Partners Equity Growth
         2000                              8,365                    8.71                          9.67
   Partners LargeCap Growth
         2000                                280                    2.97                          1.53
   Partners MidCap Growth
         2000                                127                    1.49                          1.49
   Real Estate
         2000                              3,255                    5.84                          6.34
         1999                              1,600                    4.37                          4.10
         1998                             11,540                   28.29                         28.36
   SmallCap
         2000                              4,000                    1.36                          1.50
         1999                                795                    0.52                          0.81
         1998                                840                    1.79                          1.65
   Utilities
         2000                             21,264                    7.17                          6.02
         1999                                340                    0.36                          0.49
         1998                              1,735                    4.40                          5.95



                                           Commissions Paid to Morgan Stanley International
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions

   European Equity
         2000                           $  8,576                   36.22%                        48.63%
   International SmallCap
         2000                                222                    0.02                          0.03
   Pacific Basin
         2000                                 43                    0.30                          0.22
   Utilities
         2000                                774                    0.26                          0.20


                      Commissions Paid to Neuberger Berman
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions

   Partners Equity Growth
         2000                           $    365                   0.38%                         0.29%


Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., acts as sub-advisor for an account of the Principal Variable Contracts Fund, Inc. J.P. Morgan Investment Management Inc., an affiliate of J.P. Morgan Securities, acts as a sub-advisor of an account of the Principal Variable Contracts Fund, Inc. Neuberger Berman Management Inc., an affiliate of Neuberger Berman, LLC, acts as sub-advisor for an account of the Principal Variable Contracts Fund, Inc.

Morgan Stanley Dean Witter, Discover and Morgan Stanley International are affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, two funds of the Principal Investors Fund, Inc. and one fund included in the fund complex. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


The Manager acts as investment advisor for each of the funds sponsored by Principal Life Insurance Company. The Manager or Sub-Advisor, if any, places orders to trade portfolio securities for each of these Funds.

For the Bond, Cash Management, High Yield and Tax-Exempt Bond Funds as well as those for which Invista serves as Sub-Advisor, the following describes the allocation process used. If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.

Invista expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. Invista will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

Invista may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, Invista considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for Invista's clients are insufficient to provide a meaningful allocation to each participating account. In such cases, Invista will employ an allocation system it feels treats all participating accounts fairly and equitably over time.

The following describes the allocation process utilized by the Sub-Advisor for the European Equity and Pacific Basin Funds:

     Client monies are assigned to BT portfolio managers and are generally grouped into product types. All portfolios within each product type will have similar investment objectives, although individual portfolios may have investment objectives and restrictions that differ to some extent from the overall objectives for that product type.

     The portfolio manager will decide, prior to trading, which products and therefore which portfolios will take part in the subsequent allocation. All portfolios within a product managed by a particular portfolio manager will participate in the allocation except in the following circumstances:
     o where client cash flow mean that a client's portfolio has to be traded separately;
     o    where there are specific client  restrictions which preclude an  allocation;
     o    where a  non-standard  benchmark or target  results in a
          security being deemed  unsuitable for that portfolio;
     o where, in the case of sales, a particular portfolio does not hold the security; and
     o where the trade is partially filled, either for normal trading or for an Initial Public Offering.
     In these cases, if there is no indication on the order form as to priority of allocation then BT will allocate on a pro-rata basis. Priority of allocation on the order forms may be set due to sensitivity to transaction costs, tax status, tolerance for small holding, tolerance for large holdings or specific exposures (proximity to limits) and turnover considerations.

The following describes the allocation process utilized by the Sub-Advisor for the Partners Equity Growth Fund:


     Transactions for each portfolio account advised by Morgan Stanley generally are completed independently. Morgan Stanley, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which Morgan Stanley and related persons of Morgan Stanley act as investment manager and administrator, and in which Morgan Stanley, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of Morgan Stanley and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. Morgan Stanley effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Partners Equity Growth Fund) that participates in a batched transaction will participate at the average share price for all of Morgan Stanley's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. Morgan Stanley may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if Morgan Stanley is unable to fully execute a batched transaction and Morgan Stanley determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, Morgan Stanley may allocate such securities in a manner determined in good faith to be a fair allocation.


The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Growth Fund:

     Where Duncan-Hurst buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single "block" in order to facilitate orderly and efficient execution. Whenever Duncan-Hurst does so, each account on whose behalf an order was placed will receive the average price and will bear a proportionate share of all transaction costs, based on the size of that account's order. Clients receiving such concurrent treatment may include investment limited partnerships of which Duncan-Hurst is general partner and accounts as to which Duncan-Hurst may receive performance-based fees. In some cases, they may also include affiliates of Duncan-Hurst.

The following describes the allocation process utilized by the Sub-Advisor for the Partners MidCap Growth Fund:

     Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Blend Fund:

     With respect to IPOs, Federated combines all purchase orders made for each Fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the Funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which Funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating Funds in proportion to their participation in the order and notifies the portfolio manager of each participating Fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the Fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the Fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from Fund's wishing to purchase the IPO securities exceed request to sell such securities.

     With respect to transactions among multiple Funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each Fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the Fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.

     With respect to transactions for Fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the Funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of Funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among Funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the Funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf Funds include (but are limited to), with respect to each Fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.

The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Value Fund:

       If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor, the Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

       The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

       The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for the Sub-Advisor's clients are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


If the purchase or sale of securities consistent with the investment objectives of the Partners SmallCap Growth Fund and one or more of the other client accounts for which Berger acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security to be purchased or sold at that time for each account or client.


HOW TO PURCHASE SHARES

Each Fund, except the Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax-Exempt Bond Funds, offers investors four classes of shares which bear sales charges in different forms and amounts: Class A, Class B, Class C and Class R shares. The Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax-Exempt Bond Funds each offer only Class A, Class B and Class C shares.

Purchases are generally made by completing an Account Application or a Principal Mutual Fund IRA Application and mailing it to Princor. Shares are issued at the offering price next computed after the application is received at Princor's main office and Princor receives the amount to be invested. Share certificates will be only issued to shareholders upon request. Certificates are not available for the Cash Management Fund.

Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to 8 business days or more. Investors considering redeeming or exchanging shares shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.

Class A Shares. An investor who purchases less than $1 million of Class A shares (except Class A shares of the Cash Management Fund) pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of
 .75% (.25% for the LargeCap Stock Index and Limited Term Bond Funds) the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Principal Mutual Fund will continue to be subject to the CDSC until the original 18 month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares for each Fund, except the Cash Management Fund, currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."

Class B Shares. Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% (1.25% for the LargeCap Stock Index and Limited Term Bond Funds) if redeemed within six years. Class B shares purchased under certain sponsored Principal Mutual Fund plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored Principal Mutual Fund plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Class C Shares. Class C shares are sold without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase are subject to a CDSC of 1% (.5% for LargeCap Stock Index and Limited Term Bond Funds). The charge is assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other class of Fund shares.

Class C shares bear a higher 12b-1 fee than other Class shares. Currently Class C share 12b-1 fees are set at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets. See "Distribution Plan." Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but have a higher expense ratio and pay lower dividends than other Class shares due to the higher 12b-1 fee. Class C shares do not convert into other Class shares. Class C shares are subject to higher expenses than other Class shares for an indefinite period.

Which arrangement between Class A, Class B and Class C Shares is better for an investor? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $250,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased. If you prefer not to pay an initial sales charge and you plan to hold your investment for greater than one but less than seven years, you may prefer Class C shares.

Class R Shares. Class R shares are purchased without an initial sales charge or a contingent deferred sales charge ("CDSC"). Class R shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to .75% (.65% for the LargeCap Stock Index Fund) of the Fund's average net assets attributable to Class R shares. See "Distribution and Shareholder Servicing Plans and Fees." Class R shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class R shares automatically convert to Class A shares, based on relative net asset value (without a sales charge), 49 months after the purchase date. Class R shares acquired by exchange from Class R shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. (See "How to Exchange Shares Among Principal Mutual Funds" in the Prospectus.) At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class R shares converting into Class A shares bears to the shareholder's total Class R shares that were not acquired through dividends and distributions. The conversion of Class R shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class R shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class R shares would continue to be subject to higher expenses that Class A shares for an indefinite period.

Purchasing Class R Shares. Class R shares are offered only to individuals (and his/her spouse, child, parent, grandchild and trusts primarily for their benefit) who: receive lump sum distributions from retirement plans serviced by Principal Life Insurance Company; or are participants in retirement and employer welfare benefit plans serviced by Principal Life Insurance Company; or own individual life or disability insurance policies issued by Principal Life
Insurance  Company;  or have  mortgages  which are  serviced by  Principal  Life
Insurance Company; or are customers of Principal Bank; or have existing Principal Mutual Fund Class R Share accounts. Generally, the initial amount to be invested in a Principal Mutual Fund IRA is directly transferred to Princor from the Administered Employee Benefit Plans ("AEBP"). However, in some cases the investor purchases shares by check. If investing by check, shares are issued at the offering price next computed after the completed application and check are received at Princor's main office. Orders from individuals for Class R shares that equal or exceed $500,000 are treated as orders for Class A shares, unless accompanied by a written acknowledgment that the order should be treated as an order for Class R shares. Class R shares are currently available through certain registered representatives of Princor Financial Services Corporation who are also employees of Principal Life Insurance Company.

OFFERING PRICE OF FUNDS' SHARES

The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

Class A shares
Class A shares of the Cash Management Fund is sold to the public at net asset value; no sales charge applies to purchases of the Cash Management Fund. Class A shares of the Growth-Oriented and Income-Oriented Funds, except the LargeCap Stock Index and Limited Term Bond Funds, are sold to the public at the net asset value plus a sales charge which ranges from a high 4.75% to a low of 0% of the offering price (equivalent to a range of 4.99% to 0% of the net amount invested) according to the schedule below. Class A shares of the LargeCap Stock Index and Limited Term Bond Funds are sold to the public at the net asset value plus a sales charge which ranges from a high of 1.50% to a low of 0% of the offering price according to the schedule below. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge is determined by Princor. Upon notice to all broker-dealers with whom it has a selling agreement, Princor may allow to broker-dealers electing to participate up to the full applicable sales charge, as shown in the table below, during periods and for transactions specified in such notice, and such reallowances may be based in whole or in part upon attainment of minimum sales levels. Certain commercial banks may make shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Princor and such banks all or a portion of the sales charge paid by a bank customer in connection with a purchase of Fund shares may be retained by or remitted to the bank.

                                                      Sales Charge for
                                                      All Funds Except                            Sales Charge for
                                                  LargeCap Stock Index and                    LargeCap Stock Index and
                                                   Limited Term Bond Funds                     Limited Term Bond Funds
                                                    Sales Charge as % of:                       Sales Charge as % of:
                                                 Offering           Amount                   Offering           Amount
     Amount of Purchase                            Price           Invested                    Price           Invested
Less than $50,000                                  4.75%            4.99%                     1.50%             1.52%
$50,000 but less than $100,000                     4.25             4.44                      1.25              1.27
$100,000 but less than $250,000                    3.75             3.90                      1.00              1.01
$250,000 but less than $500,000                    2.50             2.56                      0.75              0.76
$500,000 but less than $1,000,000                  1.50             1.52                      0.50              0.50
$1,000,000 or more                            No Sales Charge       0.00                  No Sales Charge       0.00


                                                                                               Payroll Deduction Plan
                                                     Dealer Allowance as                         Dealer Allowance as
                                                     % of Offering Price                         % of Offering Price
                                                 All Funds         LargeCap                  All Funds           LargeCap
                                              Except LargeCap     Stock Index             Except LargeCap       Stock Index
                                                Stock Index       and Limited               Stock Index         and Limited
                                                and Limited          Term                   and Limited            Term
     Amount of Purchase                       Term Bond Funds     Bond Funds               Term Bond Funds      Bond Funds
Less than $50,000                                 4.00%             1.25%                       3.00%             1.00%
$50,000 but less than $100,000                    3.75              1.00                        3.00              0.75
$100,000 but less than $250,000                   3.25              0.75                        3.00              0.50
$250,000 but less than $500,000                   2.00              0.50                        1.75              0.25
$500,000 but less than $1,000,000                 1.25              0.25                        1.00              0.25
$1,000,000 or more                                0.75              0.25                        0.75              0.25

Rights of Accumulation. The applicable sales charge is determined by adding the current net asset value of any Class A shares, Class B shares and Class C shares already owned by the investor to the amount of the new purchase. The corresponding percentage factor in the schedule is then applied to the entire amount of the new purchase. For example, if an investor currently owns Class A, Class B or Class C shares with a value of $5,000 and makes an additional investment of $45,000 in Class A shares of a Growth-Oriented Fund (the total of which equals $50,000), the charge applicable to the $45,000 investment would be 4.25% of the offering price. If the investor purchases shares of more than one Principal Mutual Fund at the same time, those purchases are aggregated and added to the net asset value of the shares of Principal Mutual Funds already owned by the investor to determine the sales charge for the new purchase. Class A shares of the Cash Management Fund are not counted in determining either the amount of a new purchase or the current net asset value of shares already owned, unless the shares of the Cash Management Fund were acquired in exchange for shares of other Principal Mutual Funds. If the investor purchases shares from a broker/dealer other than Princor, the dealer should be advised of any shares already owned.

Investments made by an individual, or by an individual's spouse and children purchasing shares for their own account or by a trust primarily for the benefit of such persons, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee-benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code) will be treated as investments made by a single investor in calculating the sales charge. In addition, investments made through an employer by or on behalf of an employee (including independent contractors) by means of payroll deductions or otherwise, are also considered investments by a single investor in calculating the sales charge. Other groups (as allowed by rules of the Securities and Exchange Commission) may be considered for a reduced sales charge. An investor whose new account qualifies for a reduced charge on the basis of other accounts owned by the individual, spouse or children, should be certain to identify those accounts at the time of the new application.

Statement of Intention (SOI). Another method is available by which a purchaser may qualify for a reduced sales charge on the purchase of Class A shares of the Funds. A purchaser may execute an SOI indicating the total amount (excluding reinvested dividends and capital gains distributions) intended to be invested (including all investments for the account of the spouse and children or trusts for the benefit of such persons) in Class A shares (except Class A shares of the Cash Management Fund), Class B shares and Class C shares of the Funds within a thirteen-month period (two-year period if the intended investment is made by a trustee of a Section 401(a) plan or is equal to or greater than $1 million). The SOI may be submitted by a shareholder other than a trustee of a Principal Mutual Fund 401(a) plan, within 90 days after the date of the first purchase to be included within the SOI period. A trustee of a Principal Mutual Fund 401(a) plan must submit the SOI at the time the first plan purchase is made; the SOI may not be submitted after the initial plan purchase and the 90 day backdating is not available. The SOI period begins on the date of the first purchase included for purposes of satisfying the statement. When an existing shareholder submits an SOI, the net asset value of all Class A shares (except Class A shares of the Cash Management Fund), Class B shares and Class C shares in that shareholder's account or accounts combined for rights of accumulation purposes, is added to the amount that has been indicated will be invested during the applicable period, and the sales charge applicable to all purchases of Class A shares made under the SOI is the sales charge which applies to a single purchase of this total amount.

An SOI may be entered into for any amount provided such amount, when added to the net asset value of any shares already held, equals or is in excess of the amount needed to qualify for a reduced sales charge. In the event a shareholder invests an amount in excess of the indicated amount, such excess is allowed any further reduced sales charge for which it qualifies.

The SOI provides for a price adjustment if the amount actually invested is less than the amount specified therein. Sufficient Class A shares belonging to the shareholder, other than a shareholder that is 401(a) qualified plan trustee, are held in escrow in the shareholder's account by Princor to make up any difference in sales charges based on the amount actually purchased. If the intended investment is completed within the thirteen-month period (or two-year period), such shares are released to the shareholder. If the total intended investment is not completed within that period shares are, to the extent necessary, redeemed and the proceeds used to pay the additional sales charge due. A shareholder that is 401(a) qualified plan trustee is billed by Princor Financial Services Corporation for any additional sales charge due at the end of the two-year period. In any event, the sales charge applicable to these purchases is no more than the applicable sales charge had the shareholder made all of such purchases at one time. The SOI does not constitute an obligation on the shareholder to purchase, nor the Funds to sell, the amount indicated.


Purchases at Net Asset Value.
A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista, Principal Capital Management LLC, and Principal Capital Income Investors LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates;
o    by certain employee welfare benefit plan customers of Principal
     Life  with  Plan  Deposit  Accounts;
o by using cash payments received from Principal Bank under its awards program;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund nonqualified plans administered by Principal Life pursuant to a written service agreement.


Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    you must send us either:
     o  the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

Each of the Funds, except Principal Tax-Exempt Bond Fund, have obtained an exemptive order from the Securities and Exchange Commission ("SEC") to permit each Fund to offer its shares at net asset value to participants of certain annuity contracts issued by Principal Life Insurance Company. In addition, each of these Funds are available at net asset value to the extent the investment represents the proceeds from a total surrender of certain unregistered annuity contracts issued by Principal Life Insurance Company and for which Principal Life Insurance Company waives any applicable contingent deferred sales charges or other contract surrender charges.


During the period beginning December 1, 2001 and ending January 31, 2002, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge on the redemption of which was subject to a contingent deferred sales charge) of 1another investment company. This provision does not apply to purchase of Class A shares used to fund a defined contribution plan. When making a purchase at net asset value pursuant to this provision, the investor must indicate on the account application that the purchase qualifies for a net asset value purchase and must forward to Princor either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor Financial Services Corporation, or (ii) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholder's account to pay the otherwise applicable sales charge.



Purchases at a Reduced Sales Charge. A reduced sales charge is available for purchases of Class A shares by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plans) if the employer is a member of the Pennsylvania Chamber of Commerce. Such purchases may be made according to the sales charge schedule below.


A reduced sales charge is also available for purchases of Class A shares of the Funds, except the LargeCap Stock Index and Limited Term Bond Funds, to the extent that the investment represents the death benefit proceeds of one or more life insurance policies or annuity contracts (other than an annuity contract issued to fund an employer-sponsored retirement plan that is not an SEP, salary deferral 403(b) plan or HR-10 plan) of which the shareholder is a beneficiary if one or more of such policies or contracts is issued by Principal Life Insurance Company, or any directly or indirectly owned subsidiary of Principal Life Insurance Company, and such investment is made in any Principal Mutual Fund within one year after the date of death of the insured. (Shareholders should seek advice from their tax advisors regarding the tax consequences of distributions from annuity contracts.) Such shares may be purchased at net asset value plus a sales charge which ranges from a high of 2.50% to a low of 0% of the offering price (equivalent to a range of 2.56% to 0% of the net amount invested) according to the schedule below:

                                                              Sales Charge as a % of:

                                                                                                Net Dealer Allowance as %
                                                            Offering             Amount              of Offering
                      Amount of Purchase                      Price             Invested               Price
                Less than $500,000                            2.50%              2.56%                  2.10%
                $500,000 but less than $1,000,000             1.50               1.52                   1.25
                $1,000,000 or more                        No Sales Charge        0.00                   0.75

Sales Charges for Employer-Sponsored Plans

Administered Employee Benefit Plans. Class A shares of the Growth-Oriented Funds (except LargeCap Stock Index Fund) and Income-Oriented Funds (except Limited Term Bond Fund and, in certain circumstances, Tax-Exempt Bond Fund which is not available for certain retirement plans) are sold at net asset value to stock bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Internal Revenue Code of 1986, as amended, certain Section 403(b) Plans, Section 457 Plans and other Non-qualified Plans administered by Principal Life Insurance Company pursuant to a written service agreement ("Administered Employee Benefit Plans"). The service agreement between Principal Life Insurance Company and the employer relating to the administration of the plan includes a charge payable by the employer for any commissions which Princor is authorized to pay in connection with such sales. Principal Life Insurance Company in turn pays the amount of these charges to Princor. The commission payable by Princor in connection with any such sale may be determined in accordance with one of the following schedules:

                Schedule 1
                                                    Amount Payable by Employer
Amount of Plan Contributions* in Each Year          as a Percent of Plan
                                                       Contributions


            The first $5,000                              4.50%
            The next $5,000                               3.00
            The next $5,000                               1.70
            The next $35,000                              1.40
            The next $50,000                              0.90
            The next $400,000                             0.60
            Excess over $500,000                          0.25


                  Schedule 2
            The first $50,000                             3.00%
            The next $50,000                              2.00
            The next $400,000                             1.00
            The next $2,500,000                           0.50
            Excess over $3,000,000                        0.25

     * Plan contributions directed to an annuity contract issued by Principal Life Insurance Company to fund the plan are combined with contributions directed to the Funds to determine the applicable commission charge.

Generally, the commission level described in Schedule 2 apply for salary deferral Plans and the commission level described in Schedule 1 apply to other plans. No commission will be payable by the employer if shares of the Funds used to fund an Administered Employee Benefit Plan are purchased through a registered representative of Princor Financial Services Corporation who is also a Group Insurance Representative employee of Principal Life Insurance Company.

Plans Other Than Administered Employee Benefit Plans. Shares of the Funds are offered to fund certain sponsored Princor plans. These plans can be divided into three categories: Retirement plans meeting the requirements of Section 401 of the Internal Revenue Code (e.g. 401(k) Plans, Profit Sharing Plans and Money Purchase Pension Plans); Group Solicited Plan Terminations; and other employer-sponsored retirement plans (SIMPLE IRA Plans, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, Non-Qualified Deferred Compensation Plans, Payroll Deduction Plans ("PDP") and certain Association Plan.

     Princor 401 Plans
     When establishing a Princor Section 401 Plan, the employer chooses whether to fund the plan with either Class A shares, Class B shares or Class C shares. If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The regular sales charge table for Class A shares applies to purchases $250,000 or more. If Class B shares are used to fund the plan, contributions into the plan after the plan assets amount to $250,000 or more, are used to purchase Class A shares unless the plan trustee directs otherwise. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments. Investments made by plan participants outside of the plan are not included with plan assets to determine the sales charge applicable to the plan.

     Group Solicited Plan Terminations
     Occasionally, an employer terminates a Section 401 Plan. If the employer or plan trustee enters into a written agreement with Princor permitting the group solicitation of the employees/plan participants, the proceeds of distributions from such plans are eligible to purchase shares of the funds at net asset value. A redemption of such shares within 18 months after purchase are subject to a contingent deferred sales charge ("CDSC") at the rate of .75% (.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. The CDSC is waived in connection with (1) redemption of shares to satisfy IRS minimum distribution rules or (2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of the shareholder's Class A shares of a Fund on the last business day of December each year to be withdrawn automatically in equal monthly installments throughout the year.

     Other Employer Sponsored Princor Plans
     When establishing an employer-sponsored Princor plan, the employer chooses whether to fund the plan with either Class A shares, Class B shares or Class C shares. If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The regular sales charge table for Class A shares applies to purchases of $250,000 or more. If Class B shares are used to fund the plan and a plan participant has $250,000 or more invested in Class B shares, Class A shares are purchased with plan contributions attributable to the plan participant, unless the plan participant elects otherwise. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments. Investments made by plan participants outside of the plan are not included with plan assets to determine the sales charge applicable to the plan.

Shares of the funds are also available to participants of Princor 403(b) plans at the same sales charge levels available to other employer-sponsored Princor plans described above. However, contributions by plan participants are not combined to determine sales charges.

The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60-days notice to shareholders of existing accounts. Other types of sponsored plans may be added in the future.

Class B shares
Class B shares are sold without an initial sales charge, although a CDSC is imposed if you redeem shares within six years of purchase. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" above for discussion of sponsored Princor plans.) The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:

                      Contingent Deferred Sales Charge as a
                  Percentage of Dollar Amount Subject to Charge


                                                                                           For Certain Sponsored Plans
                                                                                             Commenced After 2/1/98

                                           All Funds                                      All Funds
                                       Except LargeCap          LargeCap Stock         Except LargeCap        LargeCap Stock
                                       Stock Index and             Index and          Stock Index and            Index and
      Years Since Purchase               Limited Term            Limited Term           Limited Term           Limited Term
       Payments Made                     Bond Funds                Bond Funds             Bond Funds             Bond Funds

  2 years or less                            4.00%                  1.25%                   3.00%                  .75%
  more than 2 years, up to 4 years           3.00                   0.75                    2.00                   .50
  more than 4 years, up to 5 years           2.00                   0.50                    1.00                   .25
  more than 5 years, up to 6 years           1.00                   0.25                    None                    None
  more than 6 years                          None                   None                    None                    None

In determining whether a CDSC is payable on any redemption, the Fund first redeems shares not subject to any charge, and then shares held longest during the six (five) year period. For information on how sales charges are calculated if shares are exchanged, see "How To Exchange Shares Among Principal Mutual Funds" in the Prospectus.

The CDSC is waived on redemptions of Class B shares in connection with the following types of transactions: a. Shares redeemed due to a shareholder's death; b. Shares redeemed due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended; c. Shares redeemed from retirement plans to satisfy minimum distribution rules or to satisfy substantially equal periodic payment calculation rules under the Code;
d.   Shares redeemed to pay surrender charges;
e.   Shares redeemed to pay retirement plan fees;
f. Shares redeemed involuntarily from small balance accounts (values of less than $300);
g. Shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class B shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;
h. Shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Code; or i. Shares redeemed from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Selected dealers may be paid a concession as shown:          % of Offering Price

All purchases other than through Payroll
Deduction Plans (PDP)
  All Funds except Cash Management, LargeCap Stock
     Index and Limited Term Bond                                 4.00%
  LargeCap Stock Index and Limited Term Bond                     1.25%
PDP
  All Funds except Cash Management, LargeCap Stock
     Index and Limited Term Bond                                 3.00%
  LargeCap Stock Index and Limited Term Bond                     0.75%


Class C Shares
Class C shares are sold without a sales charge; however, Class C shares redeemed within one year of purchase are subject to a CDSC of 1% (.5% for LargeCap Stock Index and Limited Term Bond Funds). The charge is assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. The amount of the CDSC, if any, is calculated as a percentage of the amount being redeemed according to the following table.

                      Contingent Deferred Sales Charge as a
                  Percentage of Dollar Amount Subject to Charge


                                                                                            For Certain Sponsored Plans
                                                                                              Commenced After 2/1/98

                                                 All Funds                                  All Funds
                                              Except LargeCap       LargeCap Stock       Except LargeCap      LargeCap Stock
                                              Stock Index and          Index and         Stock Index and         Index and
              Years Since Purchase             Limited Term          Limited Term         Limited Term         Limited Term
               Payments Made                    Bond Funds            Bond Funds            Bond Funds           Bond Funds

         1 year or less                            1.00%                0.50%                 1.00%               0.50%
         more than 1 year                          None                 None                  None                None


For the purpose of determining the holding period of Class C shares, all payments during a month are aggregated and considered to have be made on the first day of that month. In processing redemptions of Class C shares, the Fund first redeems shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you pay the lowest possible CDSC.

The CDSC on Class C shares may be waived or reduced as follows:
o for automatic redemptions (Periodic Withdrawal Plans) (limited to 10% of the value of the account);
o if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan;
o if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or
o if the distribution is to a participant in an employer-sponsored retirement plan and is
     o a return of excess employee  deferrals or contributions,
     o a qualifying  hardship  distribution  as  defined  by  the  Code,
     o from  a termination  of  employment,
     o in the form of a loan to a participant in a plan which permits loans, or
     o from qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

The CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC is not applicable if the selling broker-dealer elects, with Princor's approval, to waive receipt of the commission normally paid at the time of the sale.

Class C shares of the Cash Management Fund may be purchased only by exchange from other Class C share accounts. Class C shares do not convert into any other Class shares. Class C shares provide you the benefit of putting all your dollars to work from the time of investment, but have higher ongoing fees and lower dividends than Class A shares.

Selected dealers may be paid a concession as shown:          % of Offering Price

All purchases other than through Payroll
Deduction Plans (PDP)
    All Funds except Cash Management, LargeCap Stock
     Index and Limited Term Bond                                 1.00%
    LargeCap Stock Index and Limited Term Bond                   0.50%
PDP
    All Funds except Cash Management, LargeCap Stock
     Index and Limited Term Bond                                 1.00%
    LargeCap Stock Index and Limited Term Bond                   0.50%


In addition to the amounts paid to dealers as a dealer concession, Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Funds during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


As principal underwriter, Princor received underwriting fees from the sale of shares for the periods indicated as follows:

                                                                                Underwriting Fees for
                                                                           Fiscal Years Ended October 31,

                   Fund                                       2000                      1999                      1998

Balanced Fund                                            $     430,503(1)           $   689,518(1)             $  716,315(1)
Blue Chip Fund                                               1,243,607                1,419,225                 1,230,098
Bond Fund                                                      431,471                  800,916                   887,870
Capital Value Fund                                             964,418                1,647,688                 1,769,043
Cash Management Fund                                            87,483                   76,773                    19,171
European Equity Fund                                            18,180(1)
Government Securities Income Fund                              515,941                  940,825                   846,821
Growth Fund                                                  2,040,857                2,515,833                 2,079,726
High Yield Fund                                                110,573                  200,747                   335,156
International Emerging Markets Fund                            176,146                  111,950                   114,325
International Fund                                             868,650                1,032,623                 1,369,016
International SmallCap Fund                                    393,372                  156,120                   197,039
LargeCap Stock Index Fund                                       32,699(2)
Limited Term Bond Fund                                          52,675                   89,515                    77,191
MidCap Fund                                                  1,320,865                1,677,041                 2,447,638
Pacific Basin Fund                                              14,114(1)
Partners Equity Growth Fund                                    682,689
Partners LargeCap Growth Fund                                  100,612(2)
Partners MidCap Growth Fund                                    173,754(2)
Real Estate Fund                                                53,623                   50,841                    53,280(3)
SmallCap Fund                                                  600,880                  453,831                   398,391(3)
Tax-Exempt Bond Fund                                           268,376                  576,841                   667,756
Utilities Fund                                                 359,990                  513,501                   339,353

(1) Period from April 26, 2000 (date operations commenced) through October 31, 2000.
(2) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(3) Period from December 11, 1997 (date operations commenced) through October 31, 1998.


DISTRIBUTION PLAN

Rule 12b-1 of the Investment Company Act of 1940 (the "Act"), as amended, permits a mutual fund to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. A majority of the Board of Directors of each Fund, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan and who are not "interested persons" as defined in the Act, adopted the Distribution Plans as described below. No such Plan was adopted for Class A shares of the Cash Management Fund. Shareholders of each class of shares of each Fund approved the adoption of the Plan for their respective class of shares.

Class A Distribution Plan. Each of the Funds, except the Cash Management Fund, has adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to .25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class B Distribution Plan. Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% (3.00% for certain sponsored plans or 1.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Mutual Funds. In addition, Princor may remit on a continuous basis up to .25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class C Distribution Plan. Each Class C Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class C shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Class C shares are sold without an initial sales charge. Princor may remit on a continuous basis up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class R Distribution Plan. Each of the Funds, except the Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax-Exempt Bond Funds, has adopted a distribution plan for the Class R shares. Each Class R Plan (except the LargeCap Stock Index Fund) provides for payments by the Fund to Princor at the annual rate of up to .75% of the Fund's average net assets attributable to Class R shares. The Class R Plan for the LargeCap Stock Index Fund provides for payments from the Fund to Princor at the annual rate of up to
 .65% of the Fund's average net assets attributable to Class R shares

Although Class R shares are sold without an initial sales charge, Princor incurs certain distribution expenses. In addition, Princor may remit on a continuous basis up to .25% to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their ongoing services and assistance.

General Information Regarding Distribution Plans. A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

If expenses under a Class A, Class B or Class R Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. The Funds have no legal obligation to pay any amount pursuant to these Plans that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in connection with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.

The Funds pay Princor the compensation described in the Class C Plan. The amount of the payment and the distribution expenses are reviewed annually by the Board of Directors of each Fund.

The amount received from each Fund and retained by Princor during the year ended October 31, 2000 and the manner in which such amounts were spent pursuant to the Class A Distribution Plan for the last fiscal period of each of the Funds were as follows:

                                                                             Expenditures

                                              Prospectus and                               Registered
                                                Shareholder                   Salaries   Representative
                                   Amount         Report          Sales           &           Sales        Service        Total
              Fund                Retained       Printing       Brochures     Overhead      Materials       Fees      Expenditures


Balanced                         $  250,814     $12,883         $ 12,376      $ 147,902      $9,057       $152,374     $ 334,592
Blue Chip                           443,902      28,831           24,871        254,649      20,057         276,612      605,020
Bond                                335,580      12,996           13,653        140,862       9,692         219,038      396,240
Capital Value                       768,072      20,748           19,221        201,717      14,283         512,103      768,072
European Equity                       2,310       5,118            6,844         45,596       5,297             408       63,263
Government Securities Income        517,981      12,792           13,029        133,128       9,333         349,699      517,981
Growth                            1,232,276      38,000           33,882        330,301      27,291         802,802    1,232,276
High Yield                           65,933      10,321           11,461        109,163       7,932          38,629      177,506
International                       664,345      21,277           18,899        193,075      15,304         415,790      664,345
International Emerging Markets       51,445      16,170           15,060        147,610      12,051          27,200      218,090
International SmallCap               96,606      20,926           18,367        177,305      16,007          58,030      290,635
LargeCap Stock Index                  6,083       5,583            6,970         58,172       4,205           3,526       78,456
Limited Term Bond                    37,549       9,746           10,641        111,676       7,341          20,996      160,400
MidCap                              818,189      22,734           20,839        211,645      16,689         546,282      818,189
Pacific Basin                         2,065       5,625            7,619         43,753       5,846             238       63,082
Partners Equity Growth               82,116      61,561           24,789        194,792      19,020          52,544      352,707
Partners LargeCap Growth              7,181       8,067            9,161         61,068       6,798           3,615       88,708
Partners MidCap Growth               10,050       8,394            9,415         63,246       7,312           5,355       93,723
Real Estate                          19,010       9,557            9,340        109,028       6,843           6,135      140,903
SmallCap                            153,728      24,602           21,009        216,082      18,387          98,201      378,281
Tax-Exempt Bond                     432,757      13,615           15,261        128,750      10,616         285,451      453,693
Utilities                           241,082      14,806           13,832        145,405      10,534         161,145      345,722

The amount received from each Fund and retained by Princor during the period ended October 31, 2000 and the manner in which such amounts were spent pursuant to the Class B Distribution Plan for the last fiscal period of each of the Funds were as follows:


                                                                             Expenditures

                                             Prospectus and                         Registered
                                               Shareholder              Salaries  Representative
                                   Amount        Report        Sales       &           Sales     Service                   Total
                 Fund             Retained      Printing     Brochures Overhead      Materials    Fees     Commissions Expenditures

Balanced                       $ 197,271       $  6,258      $ 6,286  $  69,998     $  4,314     $35,925    $  81,812  $  168,668
Blue Chip                        511,215         15,208       13,632    133,696       10,364      93,609      261,466     434,366
Bond                             210,993          6,701        6,931     67,270        4,506      40,499       85,085     170,494
Capital Value                    343,141          9,673        9,190     91,467        6,425      70,630      155,756     272,511
Cash Management                   26,386          2,198        2,122     17,389        1,469      10,017            0      23,179
European Equity                    4,918          2,159        3,050     13,378        1,524          70       14,832      34,943
Government Securities Income     231,687          6,103        6,743     64,622        4,313      48,269      101,637     183,418
Growth                           845,178         18,663       16,729    158,755       12,978     180,722      457,330     664,455
High Yield                        61,066          4,939        5,757     50,272        3,748      11,630       46,160     110,875
International                    393,602         10,046        9,112     88,700        7,022      94,758      183,965     298,845
International Emerging Markets    61,454          5,706        5,649     51,531        4,186       7,171       36,608     103,680
International SmallCap           142,707          8,781        8,028     73,874        6,670      22,648      118,676     216,028
LargeCap Stock Index               5,615          2,106        4,088     27,471        1,854         694       17,345      52,864
Limited Term Bond                 13,263          4,372        5,128     48,463        3,195       3,005       13,550      74,708
MidCap                           477,425         10,101        9,350     90,730        7,129     132,053      228,062     345,372
Pacific Basin                      5,204          2,583        3,492     15,210        1,957         103       11,163      34,405
Partners Equity Growth           113,533         25,391       11,266     81,079        7,676      18,983      309,255     434,667
Partners LargeCap Growth           9,968          3,020        4,763     27,047        2,762       1,014       69,691     107,282
Partners MidCap Growth            13,241          3,231        4,977     28,970        3,185       1,479       97,119     137,482
Real Estate                       30,236          4,497        4,680     49,122        3,133       1,733       10,413      71,845
SmallCap                         187,323         10,231        9,140     89,704        7,546      30,198      188,511     305,132
Tax-Exempt Bond                   73,845          2,690        3,233     24,958        1,884      19,750       21,331      54,096
Utilities                        168,582          8,013        7,832     77,495        5,546      33,173       76,744     175,630

The amount received from each Fund and retained by Princor during the period ended October 31, 2000 and the manner in which such amounts were spent pursuant to the Class C Distribution Plan for the last fiscal period of each of the Funds were as follows:

                                                                             Expenditures

                                             Prospectus and                         Registered
                                               Shareholder              Salaries  Representative
                                   Amount        Report        Sales       &           Sales     Service                   Total
                 Fund             Retained      Printing     Brochures Overhead      Materials    Fees     Commissions Expenditures

Balanced                         $ 4,340         $  501     $  1,052    $ 4,158      $   675     $   107    $     329     $ 6,715
Blue Chip                         10,263            889        1,345      6,561          983         182        1,169      10,948
Bond                               5,897            446        1,066      3,474          645         192          472       6,103
Capital Value                      5,345            629        1,153      4,730          784          77          592       7,888
Cash Management                    2,682            191          789        724          440         528            0       2,144
European Equity                    6,143          1,549        2,492      6,195          838           0           86      11,160
Government Securities Income       8,005            571        1,196      4,552          748         166          684       7,750
Growth                            17,505          1,117        1,518      8,026        1,167         350        1,746      13,573
High Yield                         2,544            345        1,000      2,403          576          77           92       4,416
International                      8,230            617        1,142      4,369          787         108        1,107       8,022
International Emerging Markets     2,327            508        1,078      3,525          698          10          199       6,008
International SmallCap             5,929            687        1,210      4,766          835          44          423       7,921
LargeCap Stock Index               4,019            399        2,488     10,546          588           0          251      14,271
Limited Term Bond                  2,208            623        1,301      5,766          800         136          172       8,662
MidCap                             4,941            578        1,108      4,066          751         172          670       7,173
Pacific Basin                      6,222          1,559        2,661      6,126          942           0           36      11,324
Partners Equity Growth            18,955          2,256        1,929      9,266        1,107          17        1,438      15,995
Partners LargeCap Growth           6,650            511        2,465      9,672          767           0          186      13,600
Partners MidCap Growth             7,261            463        2,470     10,188          966           5          651      14,738
Real Estate                        1,132            313          915      2,280          543           6           52       4,103
SmallCap                           8,005            893        1,361      6,711        1,001         139        1,175      11,141
Tax-Exempt Bond                    3,828            503        1,180      3,437          687          30          326       6,133
Utilities                          4,317            659        1,180      4,995          801         170          800       8,435

The amount received from each Fund and retained by Princor during the period ended October 31, 2000 and the manner in which such amounts were spent pursuant to the Class R Distribution Plan for the last fiscal period of each of the Funds were as follows:

                                                                             Expenditures

                            Prospectus and Registered
                                                Shareholder                Representative              Underwriter's
                                    Amount        Report          Sales         Sales        Service   Salaries and        Total
                 Fund              Retained      Printing       Brochures     Materials       Fees       Overhead      Expenditures

Balanced                       $  171,736     $   11,000         $8,881        $ 8,389     $ 51,258      $137,071        $165,341
Blue Chip                         389,491         15,215         12,045         11,405      117,431       283,465         322,129
Bond                              113,762          7,017          6,141          5,623       33,762        72,183          90,964
Capital Value                     241,413         10,990          8,876          8,202       81,513       131,833         159,900
Cash Management                    72,420          3,468          2,054          2,697       31,935        41,584          49,801
European Equity                     3,187          2,865          3,153          3,026           46         3,489          12,532
Government Securities Income       86,815          6,142          5,235          4,870       25,748        52,736          68,984
Growth                            408,171         14,372         11,224         10,886      123,065       310,593         347,075
High Yield                         17,137          2,942          2,169          2,377        5,078         5,693          13,180
International                     194,662          9,492          7,327          7,410       58,468       203,492         227,721
International Emerging Markets     30,487          3,140          2,118          2,558        4,457        27,401          35,217
International SmallCap             54,701          3,494          2,200          2,872        8,157        58,626          67,192
LargeCap Stock Index               23,781          5,607          6,803          6,054        4,611       160,365         178,829
Limited Term Bond                  28,315          4,683          4,051          3,907        8,535        19,964          32,604
MidCap                            214,679          8,198          6,378          6,344       64,030       154,155         175,075
Pacific Basin                       3,096          1,976          1,763          1,921            3         1,952           7,612
Partners Equity Growth             35,142         23,119          3,851          4,291        9,077       153,581         184,842
Partners LargeCap Growth            5,021          1,813          2,727          2,292          640        15,542          22,374
Partners MidCap Growth              5,703          1,648          2,506          2,320          745        24,861          31,334
Real Estate                        20,274          4,375          3,240          3,505        1,945        16,495          27,615
SmallCap                          110,659          8,689          6,551          6,886       28,404       210,479         232,605
 Utilities                         64,220          5,530          4,123          4,253       19,021        57,887          71,793

A Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons (as defined in the Act), or by vote of a majority of the outstanding voting securities of the class of shares of a Fund to which the Plan relates. Any change in a Plan that would materially increase the distribution expenses of a class of shares of a Fund provided for in the Plan requires approval of the shareholders of the class of shares to which such increase would relate. While a Distribution Plan is in effect for a Fund, the selection and nomination of Directors who are not interested persons of that Fund is at the discretion of the Directors who are not interested persons.

Each Plan continues in effect from year to year as long as its continuance is specifically approved at least annually by a majority vote of the directors of the Fund including a majority of the non-interested directors. The Plans for Class A, B, C and R shares were last approved by the Boards of Directors of all Funds (except Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax Exempt Bond), including a majority of the non-interested directors, on December 11, 2000. The Board of Directors of the Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax-Exempt Bond Funds, including a majority of the non-interested directors, approved Plans for Class A, B and C shares on December 11, 2000.

DETERMINATION OF NET ASSET VALUE OF FUNDS' SHARES

Growth-Oriented and Income-Oriented Funds


The share price of each class of the Growth-Oriented and Income-Oriented Funds is calculated each day that the New York Stock Exchange is open. The Funds treat as customary national business holidays the days when the New York Stock Exchange is closed (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that class outstanding. Securities for which market quotations are readily available, including options and futures traded on an exchange, are valued at market value, which is for exchanged-listed securities, the closing price; for United Kingdom-listed securities, the marketmaker provided price; and for non-listed equity securities, the bid price. Non-listed corporate debt securities, government securities and municipal securities are usually valued using an evaluated bid price provided by a pricing service. If closing prices are unavailable for exchange-listed securities, generally the bid price, or in the case of debt securities an evaluated bid price, is used to value such securities. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks, foreign securities and over-the-counter options, the investments are valued by using market quotations considered reliable, prices provided by market makers, which may include dealers with which the Fund has executed transactions, or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith through procedures established by the Board of Directors of the Fund.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used to compute the share prices are usually determined when the foreign market closes. Occasionally, events which affect the values of such securities and foreign currency exchange rates occur between the times at which the values are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of securities occur during such period, the securities are valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent a Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S.
holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Emerging Markets Fund, International Fund and International SmallCap Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may from time to time be necessary.

Money Market Fund

The share price of each class of shares of the Cash Management Fund is determined at the same time and on the same days as the Growth-Oriented and Income-Oriented Funds as described above. The share price for each class of shares of the Fund is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Cash Management Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Cash Management Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by its Board of Directors to be of high quality with minimal credit risks.

The Board of Directors for the Cash Management Fund has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists  which  may  result in  material  dilution  or other  unfair  results  to shareholders, the Board takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

PERFORMANCE CALCULATION

The Principal Mutual Funds advertise their performance in terms of total return or yield for each class of shares. The figures used for total return and yield are based on the past performance of a Fund. They show the performance of a hypothetical investment and are not intended to indicate future performance. Total return and yield vary from time to time depending upon: o market conditions o the composition of a Fund's portfolio o operating expenses

These factors and differences in the methods used in calculating performance figures should be considered when comparing a Fund's performance to the performance of other investments.

A Fund may include in its advertisements performance rankings and other performance-related information published by independent statistical services or publishers, such as
o    Baron's, Changing Times
o    Forbes
o    Fortune
o    Investment Advisor
o    Lipper Analytical Services
o    Money Magazine
o    Stanger's Investment Advisor
o    The Wall Street Journal
o    USA Today
o    U.S. News
o    Weisenberger Investment Companies Services
o    W. R. Kipplinger's Personal Finance


A Fund may also include in its advertisements comparisons of the performance of the Fund to that of various market indices, such as:
o Bond  Buyer  Municipal Index
o Dow Jones  Industrials  Index
o Dow Jones Utility Index with Income Fund Average
o Lehman  Brothers BAA  Corporate  Index
o Lehman  Brothers GNMA Index
o Lehman Brothers High Yield Composite Bond Index
o Lehman Brothers Municipal Bond Index
o Lehman Brothers Revenue Bond Index
o Lehman Brothers Mutual Fund Short Government/Corporate Index
o Lehman Brothers Intermediate Government/Corporate  Index
o Lehman Brothers Government/Corporate Bond Index
o Lipper Balanced Fund Average
o Lipper Corporate Debt BBB Rated Fund Average
o Lipper Emerging Markets Fund Average
o Lipper General Municipal Debt Fund Average
o Lipper GNMA Fund Average
o Lipper High Current Yield Fund Average
o Lipper International Fund Average
o Lipper International SmallCap Fund Average
o Lipper LargeCap Core Fund Average
o Lipper LargeCap Growth Fund Average
o Lipper LargeCap Value Fund Average
o Lipper MidCap Core Fund Average
o Lipper Real Estate Fund Average
o Lipper Short-Intermediate Investment Grade Debt Fund Average
o Lipper SmallCap Core Fund Average
o Lipper SmallCap Growth Fund Average
o Lipper Utilities Fund Average
o Merrill Lynch Corporate Government Bond Index
o Morgan Stanley Capital International
     EAFE (Europe, Australia and Far East) Index
o Morgan Stanley Capital International
      EMF (Emerging Markets) Index
o Morgan Stanley Capital International
      European 15 Index
o Morgan Stanley Capital International Pacific  Free Index
o Morgan  Stanley  REIT Index
o Russell 1000 Growth Index
o Russell  2000 Index
o Russell  2000  Growth  Index
o Russell  2000 Value Index
o Russell MidCap Value Index
o Salomon Brothers  Investment Grade Bond Index
o S&P 400 MidCap Index
o S&P 500 Index
o S&P 600 Index
o S&P Barra Value Index
o Valueline
o World Index


Total Return

The Growth-Oriented and Income-Oriented Funds include its average annual total return for the one-, five- and ten-year periods as of the last day of the most recent calendar quarter when advertising total return figures. If the Fund or class has been in existence for a shorter time period, it uses the time from the beginning of the Fund (or class) to the end of the most recent calendar quarter.

Average annual total return is calculated by comparing an initial $1,000 investment to the redeemable value of the Fund at the end of 1, 5 or 10 years (or from the Fund's inception date).

     Initial Investment - $1,000 less maximum front-end sales charge (in the case of Class A shares)
     Ending redeemable value - assumes the reinvestment of all dividends and capital gains at net asset value less the applicable contingent deferred sales charge (in the case of Class B or Class C shares).

A Fund may also include in its advertising average annual total return for some other period or cumulative total return for a specified period. These returns may include reduced sales charges, reflect no sales charge or CDSC in order to illustrate the change in a Fund's net asset value over time. Cumulative total return is calculated:

                  (Ending redeemable value less the initial investment)
                               Initial investment


The following table shows as of October 31, 2000 average annual returns (net of sales charge) for Class A shares for each of the Funds for the periods indicated. Class A shares are generally sold subject to a sales charge.

                 Fund                                1-Year                     5-Year                    10-Year

   Balanced Fund                                     -2.44%                      8.64%                    11.38%
   Blue Chip Fund                                    -7.23                      13.44                     12.16 (1)
   Bond Fund                                         -1.66                       3.69                      7.23
   Capital Value Fund                               -10.67                      11.01                     13.91
   European Equity Fund                             -17.24(2)
   Government Securities Income Fund                  2.04                       5.19                      7.22
   Growth Fund                                        7.29                      15.77                     18.91
   High Yield Fund                                   -7.72                       2.92                      7.69
   International Emerging Markets Fund               -2.53                      -3.12(3)
   International Fund                                -1.85                      10.64                     11.26
   International SmallCap Fund                       15.48                      20.33(3)
   LargeCap Stock Index Fund                          3.42(4)
   Limited Term Bond Fund                             4.30                       4.94(5)
   MidCap Fund                                       23.07                      12.45                     18.23
   Pacific Basin Fund                               -18.00(2)
   Partners Equity Growth Fund                        8.19
   Partners LargeCap Growth Fund                    -24.32(4)
   Partners MidCap Growth Fund                      -16.83(4)
   Real Estate Fund                                  16.01                      -2.23 (6)
   SmallCap Fund                                      4.63                       6.13(6)
   Tax-Exempt Bond Fund                               0.81                       3.87                      6.25
   Utilities Fund                                     6.77                      14.85                     12.02 (7)

   (1)  Period beginning March 1, 1991 and ending October 31, 2000.
   (2)  Period beginning April 26, 2000 and ending October 31, 2000.
   (3)  Period beginning August 29, 1997 and ending October 31, 2000.
   (4)  Period beginning February 24, 2000 and ending October 31, 2000.
   (5)  Period beginning February 29, 1996 and ending October 31, 2000.
   (6)  Period beginning January 1, 1998 and ending October 31, 2000.
   (7)  Period beginning December 16, 1992 and ending October 31, 2000.

The following table shows as of October 31, 2000 average annual returns for Class B shares for each of the Funds for the period indicated:

                 Fund                                1-Year                     5-Year                    10-Year

   Balanced Fund                                     -2.22%                     8.56%                      10.53%(1)
   Blue Chip Fund                                    -7.13                     13.42                       16.00(1)
   Bond Fund                                         -1.40                      3.59                        6.11(1)
   Capital Value Fund                               -10.40                     10.86                       13.50(1)
   European Equity Fund                             -16.86(2)
   Government Securities Income Fund                  2.32                      5.12                        7.16(1)
   Growth Fund                                        7.79                     15.96                       18.90(1)
   High Yield Fund                                   -7.56                      2.67                        4.40(1)
   International Emerging Markets Fund               -2.47                     -3.14(3)
   International Fund                                -1.09                     10.61                       10.79(1)
   International SmallCap Fund                       16.43                     20.96(3)
   LargeCap Stock Index Fund                          3.41(4)
   Limited Term Bond Fund                             4.44                      4.79(5)
   MidCap Fund                                       24.63                     12.72                       16.71(1)
   Pacific Basin Fund                               -17.34(2)
   Partners Equity Growth Fund                        8.80
   Partners LargeCap Growth Fund                    -24.10(4)
   Partners MidCap Growth Fund                      -16.63(4)
   Real Estate Fund                                  17.00                     -2.10(6)
   SmallCap Fund                                      5.21                      6.33(6)
   Tax-Exempt Bond Fund                               1.69                      3.99                        6.48(1)
   Utilities Fund                                     7.30                     14.90                       16.83(1)

   (1)   Period beginning December 9, 1994 and ending October 31, 2000.
   (2)   Period beginning April 26, 2000 and ending October 31, 2000.
   (3)   Period beginning August 29, 1997 and ending October 31, 2000.
   (4)   Period beginning February 24, 2000 and ending October 31, 2000.
   (5)   Period beginning February 29, 1996 and ending October 31, 2000.
   (6)   Period beginning January 1, 1998 and ending October 31, 2000.

The following table shows as of October 31, 2000 average annual returns for Class C shares for each of the Funds for the period indicated:
                 Fund                          1-Year             5-Year

Balanced Fund                               -0.92%            -3.49%(1)
Blue Chip Fund                              -4.23             -3.40(1)
Bond Fund                                    0.26              0.61(1)
Capital Value Fund                          -9.26            -11.62(1)
European Equity Fund                       -14.37(2)
Government Securities Income Fund            4.41              4.88(1)
Growth Fund                                 10.38              5.34(1)
High Yield Fund                             -7.50             -5.71(1)
International Emerging Markets Fund          0.64             -2.18(1)
International Fund                           0.52              4.02(1)
International SmallCap Fund                 17.71             28.51(1)
LargeCap Stock Index Fund                    4.26(3)
Limited Term Bond Fund                       5.22              4.90(1)
MidCap Fund                                 25.78             11.87(1)
Pacific Basin Fund                         -14.86(2)
Partners Equity Growth Fund                 11.80
Partners LargeCap Growth Fund              -21.73(3)
Partners MidCap Growth Fund                -14.03(3)
Real Estate Fund                            20.01              6.41(1)
SmallCap Fund                                8.06              7.91(1)
Tax-Exempt Bond Fund                         2.64              0.70(1)
Utilities Fund                               8.78              6.85(1)

   (1) Period  beginning  June 30, 1999 and ending  October 31, 2000.
   (2) Period  beginning  April 26, 2000 and ending October 31, 2000.
   (3) Period  beginning February 24, 2000 and ending October 31, 2000.

The following table shows as of October 31, 2000 average annual returns for Class R shares for each of the Funds for the period indicated:
                 Fund                        1-Year            5-Year

Balanced Fund                              1.92%             8.39 %(1)
Blue Chip Fund                            -3.07             12.80(1)
Bond Fund                                  2.85              4.41(1)
Capital Value Fund                        -6.66              9.73(1)
European Equity Fund                     -13.40(2)
Government Securities Income Fund          6.63              5.61(1)
Growth Fund                               12.09             15.44(1)
High Yield Fund                           -3.78              2.31(1)
International Emerging Markets Fund        2.04             -1.76(3)
International Fund                         2.54             10.12(1)
International SmallCap Fund               21.01             22.21(3)
LargeCap Stock Index Fund                  4.56(4)
Limited Term Bond Fund                     5.38              4.75(1)
MidCap Fund                               28.63             11.78(1)
Pacific Basin Fund                       -13.90(2)
Partners Equity Growth Fund               13.10
Partners LargeCap Growth Fund            -20.74(4)
Partners MidCap Growth Fund              -12.97(4)
Real Estate Fund                          21.40             -0.75(5)
SmallCap Fund                              9.53              7.74(5)
Utilities Fund                            11.43             14.73(1)

   (1) Period  beginning  February  29, 1996 and ending  October 31,  2000.
   (2) Period  beginning  April 26,  2000 and ending  October 31,  2000.
   (3) Period beginning  August 29, 1997 and ending October 31, 2000.
   (4) Period  beginning February 24, 2000 and ending October 31, 2000.
   (5) Period  beginning  January 1, 1998 and ending October 31, 2000.

Yield

Income-Oriented Funds
Each Income-Oriented Fund computes a yield by:
1.   calculating net investment income per share for a 30 day (or one month)
     period
2.   annualizing net investment income per share, assuming semi-annual compounding
3. dividing the annualized net investment income by the maximum public offering price for Class A shares or the net asset value for Class B, Class C and Class R shares for the last day of the same period.

The following table shows as of October 31, 2000 the yield for each class of shares for each of the Income-Oriented Funds:

                                                                                    Yield as of October 31, 2000

                   Fund                              Class A           Class B          Class C           Class R

Bond Fund                                              7.80%            6.94%             3.79%             7.23%
Government Securities Income Fund                      6.12             5.38              3.15              5.54
High Yield Fund                                       11.29            10.45              4.53             10.41
Limited Term Bond Fund                                 6.52             6.16              6.15              5.90
Tax-Exempt Bond Fund                                   4.85             4.34              1.06              N/A

The  Tax-Exempt   Bond  Fund  may  advertise  a   tax-equivalent   yield.   Your
tax-equivalent yield would be calculated by:

     [(Tax-exempt portion of the yield) divided by (1 minus your tax rate)] plus
               [any portion of the yield which is not tax-exempt]

As of October 31, 2000 the Fund's tax-equivalent yields for Class A, Class B and Class C shares were as follows:


                                    Tax-Equivalent Yield              Assumed
                             Class A       Class B       Class C      Tax Rate
                              6.42%         6.03%        1.47%         28.0%
                              7.22          7.19         1.66          36.0
                              7.65          7.19         1.75          39.6

Money Market Fund


The Cash Management Fund advertises its yield and its effective yield.

Yield is computed by:
o    determining   the  net  change   (excluding   shareholder   purchases   and
     redemptions) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period
o dividing the difference by the value of the account at the beginning of the base period to obtain the base period return o multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.


The following table shows as of October 31, 2000 the yield for each class of shares for the Cash Management Fund:

                                      Yield as of October 31, 2000
              Fund       Class A       Class B     Class C           Class R

Cash Management Fund     6.24%         5.35%       3.88%             5.82%

There may be a difference in the net investment income per share used to calculate yield and the net investment income per share used for dividend purposes. This is because the calculation for yield purposes does not include net short-term realized gains or losses on the Fund's investment, which are included in the calculation for dividend purposes.

Effective yield is computed by:
o determining the net change (excluding shareholder purchases and redemptions) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period
o dividing the difference by the value of the account at the beginning of the base period to obtain the base period return compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.
The resulting effective yield figure is carried to at least the nearest hundredth of one percent.


The following table shows as of October 31, 2000 the effective yield for each class of shares for the Cash Management Fund:


                              Effective Yield as of October 31, 2000
              Fund            Class A     Class B      Class C           Class R

Cash Management Fund           6.43%      5.50%         3.95%             5.99%


The yield quoted at any time for the Cash Management Fund represents the amount of dividends that it has earned during a specific, recent seven-day period and is a function of:
o the quality of investments  in the Fund's  portfolio
o types of  investments  in the Fund's  portfolio
o length of maturity of investments in the Fund's portfolio
o Fund's operating expenses.

The length of maturity for the portfolio is calculated using the average dollar weighted maturity of all investments. This means that the portfolio has an average maturity of a stated number of days for its investments. The calculation is weighted by the relative value of each investment.

The yield for the Cash Management Fund will fluctuate daily as the income earned on the investments of the Fund fluctuates. There is no assurance the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Funds are open-end investment companies. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Cash Management Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may be presented by the Funds.

A Fund may include in its  advertisements  the compounding  effect of reinvested
dividends   over  an  extended   period  of  time  as  shown  in  the  following
illustrations.

The Power of Compounding

Fund shareholders who reinvest their distributions get the advantage of compounding. Here's what happens to a $10,000 investment with monthly income reinvested at 6 percent, 8 percent and 10 percent over 20 years.

     (chart)
Year     6%      8%         10%
  0   $10,000   $10,000  $10,000
 20   $32,071   $46,610  $67,275

These figures assume no change in the value of principal. This chart is for illustration purposes only and is not an indication of the results a shareholder may receive as a shareholder of a specific Fund. The return and capital value of an investment in a Fund vary so that the value, when redeemed, may be worth more or less than the original cost.

A Fund may also include in its advertisements an illustration of the impact of income taxes and inflation on earnings from bank certificates of deposit ("CD's"). The interest rate on the hypothetical CD will be based upon average CD rates for a stated period as reported in the Federal Reserve Bulletin. The illustrated annual rate of inflation will be the core inflation rate as measured by the Consumer Price Index for the 12-month period ended as of the most recent month prior to the advertisement's publication. The illustrated income tax rate may include any federal income tax rate that may apply to individuals at the time the advertisement is published. Any such advertisement will indicate that, unlike bank CD's, an investment in the Fund is not insured nor is there any guarantee that the Fund's net asset value or any stated rate of return will remain constant.


An example of a typical calculation included in such advertisements is as follows: the after-tax and inflation-adjusted earnings on a bank CD, assuming a $10,000 investment in a six-month bank CD with an annual interest rate of 6.65% (monthly average six-month CD rate for the month of October, 2000, as reported in the Federal Reserve Bulletin) and an inflation rate of 3.4% (rate of inflation for the 12-month period ended October 31, 2000 as measured by the Consumer Price Index) and an income tax bracket of 28% would be $(116 ).
         ($10,000 x 6.65%) / 2 = $333 Interest for six-month period
                                -  47 Federal income taxes (28%)
                                 -170 Inflation's impact on invested principal $(10,000 x 3.4%) / 2
                                ($116) After-tax, inflation-adjusted earnings


A Fund may also include in its advertisements an illustration of tax-deferred accumulation versus currently taxable accumulation in conjunction with the Fund's use as a funding vehicle for 403(b) plans, IRAs or other retirement plans. The illustration set forth below assumes a monthly investment of $200, an annual return of 8% compounded monthly, and a 28% tax bracket.

The information is for illustrative purposes only and is not meant to represent the performance of any of the Principal Mutual Funds. An investment in the Principal Mutual Funds is not guaranteed; values and returns generally vary with changes in market conditions.

                      Tax-deferred vs. taxable savings plan

                          _______________________________________  - $300,059

                          ---------------------------------------

                          _______________________________________  --- $192,844

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------
                   Years:  5    10    15    20    25    30

                      -    With a tax-deferred savings plan
                      ---    Without a tax-deferred savings plan




TAX TREATMENT OF FUNDS, DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, each Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund qualifies, it is exempt from federal income tax upon the amount distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. Each Fund intends to comply with the Act's requirements and to avoid this excise tax.

Dividends  from net  investment  income  will be  eligible  for a 70%  dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Funds from domestic corporations for the taxable year. Distributions from the Cash Management Fund and Income-Oriented Funds are generally not eligible for the corporate dividend received deduction.

All taxable dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January are deemed to be distributed to shareholders in December. Each Fund informs its shareholders of the amount and nature of their taxable income dividends and capital gain distributions. Dividends from a Fund's net income and distributions of capital gains, if any, may also be subject to state and local taxation.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

Special Tax Considerations

     Tax-Exempt Bond Fund

     The Tax-Exempt Bond Fund also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

     If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.

     International Growth-Oriented Funds

     In each fiscal year when, at the close of such year, more than 50% of the value of the total assets of these Funds are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Code to permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in their report of gross income in their federal income tax returns both cash dividends received from the Fund and the amount which the Fund advises is their pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Shareholders are then entitled to subtract from their federal income taxes the amount of such taxes withheld, or treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit or tax deduction is subject to certain limitations. Shareholders or prospective shareholders should consult their tax advisors on how these provisions apply to them.

     Futures Contracts and Options

     As previously discussed, some of the Principal Mutual Funds invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gain or loss on such positions are not realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

GENERAL INFORMATION AND HISTORY

The Funds were incorporated in Maryland on the following dates:


         Balanced Fund                           November 26, 1986
         Blue Chip Fund                          December 10, 1990
         Bond Fund                               December 2, 1986
         Capital Value Fund                      May 26, 1989
         Cash Management Fund                    June 10, 1982
         European Equity Fund                    January 18, 2000
         Government Securities Income Fund       September 5, 1984
         Growth Fund                             May 26, 1989
         High Yield Fund                         November 26, 1986
         International Emerging Markets Fund     May 27, 1997
         International Fund                      May 12, 1981
         International SmallCap Fund             May 27, 1997
         LargeCap Stock Index Fund               November 24, 1999
         Limited Term Bond Fund                  August 9, 1995
         MidCap Fund                             February 20, 1987
         Pacific Basin Fund                      January 18, 2000
         Partners Equity Growth Fund             August 10, 1999
         Partners LargeCap Blend Fund            December 13, 2000
         Partners LargeCap Growth Fund           November 24, 1999
         Partners LargeCap Value Fund            December 13, 2000
         Partners MidCap Growth Fund             November 24, 1999
         Partners SmallCap Growth Fund           December 16, 2000
         Real Estate Fund                        May 27, 1997
         SmallCap Fund                           August 13, 1997
         Tax-Exempt Bond Fund                    June 7, 1985
         Utilities Fund                          September 3, 1992


Effective January 1, 1998, the following changes were made to the names of certain of the Funds:

                    Old Fund Name                                                   New Fund Name
 Princor Balanced Fund, Inc.                                     Principal Balanced Fund, Inc.
 Princor Blue Chip Fund, Inc.                                    Principal Blue Chip Fund, Inc.
 Princor Bond Fund, Inc.                                         Principal Bond Fund, Inc.
 Princor Capital Accumulation Fund, Inc.                         Principal Capital Value Fund, Inc.
 Princor Cash Management Fund, Inc.                              Principal Cash Management Fund, Inc.
 Princor Emerging Growth Fund, Inc.                              Principal MidCap Fund, Inc.
 Princor Government Securities Income Fund, Inc.                 Principal Government Securities Income Fund, Inc.
 Princor Growth Fund, Inc.                                       Principal Growth Fund, Inc.
 Princor High Yield Fund, Inc.                                   Principal High Yield Fund, Inc.
 Princor Limited Term Bond Fund, Inc.                            Principal Limited Term Bond Fund, Inc.
 Princor Tax-Exempt Bond Fund, Inc.                              Principal Tax-Exempt Bond Fund, Inc.
 Princor Utilities Fund, Inc.                                    Principal Utilities Fund, Inc.
 Princor World Fund, Inc.                                        Principal International Fund, Inc.


The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286, is the custodian of the portfolio securities and cash assets of the Domestic Growth-Oriented, Income-Oriented and Money Market Funds. The custodian for the International Growth-Oriented Funds is Chase Manhattan Bank, N.A., 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodians perform no managerial or policymaking functions for the Funds.


FINANCIAL STATEMENTS

The financial statements for each of the Principal Mutual Funds (except the Partners LargeCap Blend, Partners LargeCap Value, and Partners SmallCap Growth Funds) for the year ended October 31, 2000 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.


The statements of net assets of the Principal Partners LargeCap Blend, Principal Partners LargeCap Value, and Principal Partners SmallCap Growth Funds as of December 21, 2000 are provided herein following the Appendixes.


APPENDIX A

The following table shows the symbol assigned by the Nasdaq Mutual Fund Quotation Service to eligible classes of Funds as of February 2, 2001:


 Symbol                               Fund

 PRMGX            Principal Balanced Fund, Inc. Class A
 PBABX            Principal Balanced Fund, Inc. Class B

 PBLCX            Principal Blue Chip Fund, Inc. Class A
 PBLBX            Principal Blue Chip Fund, Inc. Class B

 PRBDX            Principal Bond Fund, Inc. Class A
 PROBX            Principal Bond Fund, Inc. Class B

 PCACX            Principal Capital Value Fund, Inc. Class A
 PCCBX            Principal Capital Value Fund, Inc. Class B

 PCSXX            Principal Cash Management Fund, Inc. Class A

 PRGVX            Principal Government Securities Income Fund, Inc. Class A
 PGVBX            Principal Government Securities Income Fund, Inc. Class B

 PRGWX            Principal Growth Fund, Inc. Class A
 PRGBX            Principal Growth Fund, Inc. Class B

 PHYLX            Principal High Yield Fund, Inc. Class A
 PRIYX            Principal High Yield Fund, Inc. Class B

 PRIAX            Principal International Emerging Markets Fund, lnc. Class A
 PIEBX            Principal International Emerging Markets Fund, lnc. Class B

 PRWLX            Principal International Fund, Inc. Class A
 PRBWX            Principal International Fund, Inc. Class B

 PRSAX            Principal International SmallCap Fund, Inc. Class A
 PISFX            Principal International SmallCap Fund, Inc. Class B

 PLSAX            Principal LargeCap Stock Index Fund, Inc. Class A

 PLTBX            Principal Limited Term Bond Fund, Inc. Class A

 PEMGX            Principal MidCap Fund, Inc. Class A
 PRMBX            Principal MidCap Fund, Inc. Class B

 PGGAX            Principal Partners Equity Growth Fund, Inc. Class A
 PBAGX            Principal Partners Equity Growth Fund, Inc. Class B

 PLCAX            Principal Partners LargeCap Growth Fund, Inc. Class A

 PPMGX            Principal Partners MidCap Growth Fund, Inc. Class A
 PPGFX            Principal Partners MidCap Growth Fund, Inc. Class B

 PRRAX            Principal Real Estate Fund, Inc. Class A

 PLLAX            Principal SmallCap Fund, Inc. Class A
 PLLBX            Principal SmallCap Fund, Inc. Class B

 PTBDX            Principal Tax-Exempt Bond Fund, Inc. Class A

 PUTLX            Principal Utilities Fund, Inc. Class A
 PRUBX            Principal Utilities Fund, Inc. Class B


APPENDIX B

Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.      Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:    A satisfactory capacity to pay principal and interest.

SP-3:    A speculative capacity to pay principal and interest.

Appendix C

Principal Balanced Fund, Inc.
             Top Industries                                                      Top Holdings
    Federal & Federally Sponsored Credit  8.2%                   Citigroup, Inc.                                  2.2%
    Drugs                                 7.4%                   General Electric Co.                             2.1%
    Mortgage Pass Thru Securities         6.4%                   Pfizer, Inc.                                     1.9%
    Communications Equipment              5.2%                   Cisco Systems, Inc.                              1.8%
    Computer & Office Equipment           5.1%                   Sysco Corp.                                      1.7%
    Other                                67.7%                   American International Group, Inc.               1.7%
                                                                 DLJ Commercial Mortgage Corp.                    1.7%
                                                                 GMAC Commercial Mortgage Securities, Inc.        1.6%
                                                                 Service Corp. International                      1.5%
                                                                 6.5% MortgageBacked Certificate                  1.4%
                                                                                    Percent of Total Holdings    17.6%
Principal Blue Chip Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Office Equipment           9.5%                   Williams Cos., Inc.                              4.0%
    Drugs                                 8.5%                   American International Group, Inc.               4.0%
    Telephone Communication               6.1%                   WalMart Stores, Inc.                            4.0%
    Business Credit Institutions          5.9%                   Sysco Corp.                                      3.9%
    Petroleum Refining                    5.6%                   Citigroup, Inc.                                  3.9%
    Other                                64.4%                   General Electric Co.                             3.9%
                                                                 Exxon Mobil Corp.                                3.6%
                                                                 Johnson & Johnson Co.                            2.8%
                                                                 Cisco Systems, Inc.                              2.7%
                                                                 BristolMyers Squibb Co.                         2.6%
                                                                                    Percent of Total Holdings    35.4%
Principal Capital Value Fund, Inc.
             Top Industries                                                      Top Holdings
    Fire, Marine & Casualty Insurance     7.9%                   Citigroup, Inc.                                  5.2%
    Petroleum Refining                    7.7%                   Exxon Mobil Corp.                                4.6%
    Telephone Communication               7.6%                   Philip Morris Cos., Inc.                         3.3%
    Savings Institutions                  7.0%                   SBC Communications, Inc.                         3.3%
    Commercial Banks                      7.0%                   Duke Energy Corp.                                3.1%
    Other                                62.8%                   Tyco International Ltd.                          2.7%
                                                                 Amerada Hess Corp.                               2.6%
                                                                 Disney (Walt) Co. Holding Co.                    2.6%
                                                                 Verizon Communications                           2.5%
                                                                 Pepsico, Inc.                                    2.4%
                                                                                    Percent of Total Holdings    32.3%
Principal Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Office Equipment          12.3%                   Pfizer, Inc.                                     6.2%
    Communications Equipment             10.9%                   Cisco Systems, Inc.                              5.7%
    Drugs                                10.8%                   Citigroup, Inc.                                  5.4%
    Electronic Components & Access.       8.2%                   Paychex, Inc.                                    4.9%
    Computer & Data Processing            5.5%                   American International Group, Inc.               4.7%
    Other                                52.3%                   General Electric Co.                             4.5%
                                                                 Sysco Corp.                                      4.4%
                                                                 Guidant Corp.                                    4.3%
                                                                 Bed Bath & Beyond, Inc.                          4.2%
                                                                 EMC Corp.                                        4.0%
                                                                                    Percent of Total Holdings    48.3%
Principal LargeCap Stock Index Fund, Inc.
             Top Industries                                                      Top Holdings
    Drugs                                10.4%                   General Electric Co.                             3.8%
    Federal & Federally Sponsored Credit  6.4%                   Exxon Mobil Corp.                                2.4%
    Computer & Office Equipment           6.2%                   Pfizer, Inc.                                     2.3%
    Computer & Data Processing Services   6.1%                   Cisco Systems, Inc.                              2.2%
    Commercial Banks                      5.5%                   Citigroup, Inc.                                  2.1%
    Other                                65.4%                   WalMart Stores, Inc.                             1.9%
                                                                 Microsoft Corp.                                  1.9%
                                                                 American International Group, Inc.               1.8%
                                                                 Merck & Co., Inc.                                1.7%
                                                                 Intel Corp.                                      1.6%
                                                                                    Percent of Total Holdings    21.7%
Principal MidCap Fund, Inc.
             Top Industries                                                      Top Holdings
    Electric Services                     7.4%                   S&P MidCap Depositary Receipts                   3.3%
    Computer & Data Processing            7.1%                   TCF Financial Corp.                              2.8%
    Telephone Communication               6.7%                   Coastal Corp.                                    2.7%
    Commercial Banks                      6.3%                   IMS Health, Inc.                                 2.6%
    Savings Institutions                  5.8%                   State Street Corp.                               2.2%
    Other                                66.7%                   Marriott International, Inc.                     2.2%
                                                                 Duke Energy Corp.                                2.2%
                                                                 Alltel Corp.                                     2.1%
                                                                 Guidant Corp.                                    2.0%
                                                                 Quaker Oats Co.                                  1.9%
                                                                                    Percent of Total Holdings    24.0%
Principal Partners Equity Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Drugs                                15.8%                   Tyco International Ltd.                          7.9%
    Electronic Components & Access.       8.3%                   Pfizer, Inc.                                     5.8%
    Miscellaneous Manufacturers           7.9%                   General Electric Co.                             5.5%
    Computer & Office Equipment           7.8%                   United Technologies Corp.                        4.5%
    Computer & Data Processing            7.4%                   Cisco Systems, Inc.                              4.1%
    Other                                52.8%                   Citigroup, Inc.                                  2.4%
                                                                 American Home Products Corp.                     2.2%
                                                                 Microsoft Corp.                                  2.2%
                                                                 Intel Corp.                                      2.2%
                                                                 Federal Home Loan Mortgage Corp.                 2.2%
                                                                                    Percent of Total Holdings    39.0%
Principal Partners LargeCap Blend Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Data Processing           10.4%                   DST Systems, Inc.                                2.2%
    Drugs                                 6.6%                   Ace Ltd.                                         2.0%
    Commercial Banks                      5.2%                   Metlife Capital Trust Inc.                       1.9%
    Telephone Communication               4.6%                   Quaker Oats Co.                                  1.9%
    Security Brokers & Dealers            4.1%                   Alliance Capital Management Holding              1.9%
    Others                               69.1%                   Healthsouth Corp.                                1.8%
                                                                 Baxter International Inc.                        1.7%
                                                                 Allergan, Inc.                                   1.7%
                                                                 Abbott Laboratories                              1.6%
                                                                 Amdocs Automatic                                 1.6%
                                                                                    Percent of Total Holdings    18.3%
Principal Partners LargeCap Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Savings Institutions                  9.4%                   United Health Group, Inc.                        6.8%
    Computer & Office Equipment           9.2%                   Cardinal Health, Inc.                            5.4%
    Computer & Data Processing Services   8.6%                   Enron Corp.                                      5.4%
    Fire, Marine & Casualty Insurance     8.2%                   American International Group, Inc.               5.2%
    Electric Services                     7.0%                   Automatic Data Processing, Inc.                  4.8%
    Other                                57.6%                   Citigroup, Inc.                                  4.7%
                                                                 Washington Mutual, Inc.                          4.7%
                                                                 Federal Home Loan Mortgage Corp.                 4.1%
                                                                 Kohl's Corp.                                     4.0%
                                                                 Schlumberger Ltd.                                4.0%
                                                                                    Percent of Total Holdings    49.1%
Principal Partners LargeCap Value Fund, Inc.
             Top Industries                                                      Top Holdings
    Commercial Banks                     14.5%                   Exxon Mobil Corp.                                4.5%
    Petroleum Refining                    8.3%                   Citigroup, Inc.                                  3.7%
    Telephone Communication               7.7%                   American International Group, Inc.               2.6%
    Drugs                                 5.4%                   Philip Morris Cos., Inc.                         2.2%
    Savings Institutions                  5.3%                   SBC Communications, Inc.                         2.1%
    Other                                58.8%                   Bank of America Corp.                            1.8%
                                                                 Verizon Communications                           1.8%
                                                                 Johnson & Johnson Co.                            1.7%
                                                                 Abbott Laboratories                              1.6%
                                                                 AT&T Corp.                                       1.5%
                                                                                    Percent of Total Holdings    23.5%
Principal Partners MidCap Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Data Processing           20.3%                   Brocade Communications Systems, Inc.             3.0%
    Electronic Components & Access.       9.9%                   Palm, Inc.                                       2.6%
    Drugs                                 8.3%                   Applied Micro Circuits Corp.                     2.5%
    Measuring & Controlling Devices       7.3%                   Applera Corporation Applied Biosystems Group     2.2%
    Computer & Office Equipment           5.6%                   Waters Corp.                                     2.0%
    Other                                48.6%                   Calpine Corp.                                    1.9%
                                                                 Aether Systems, Inc.                             1.9%
                                                                 Providian Financial Corp.                        1.7%
                                                                 Redback Networks, Inc.                           1.6%
                                                                 Allergan, Inc.                                   1.5%
                                                                                    Percent of Total Holdings    20.9%
Principal Partners SmallCap Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Data Processing           14.5%                   Corporate Executive Board Co.                    4.5%
    Research & Testing Services          10.2%                   Veritas DGC, Inc.                                3.4%
    Drugs                                 9.5%                   Patterson Energy, Inc.                           2.3%
    Electronic Components & Access.       8.1%                   Priority Healthcare Corp.                        2.1%
    Oil & Gas Field Services              7.6%                   Universal Electronics, Inc.                      2.1%
    Other                                50.1%                   Invitrogen Corp.                                 2.1%
                                                                 Regeneron Pharmaceuticals, Inc.                  2.1%
                                                                 Agile Software Corp.                             2.0%
                                                                 Idexx Lab, Inc.                                  2.0%
                                                                 Powerwave Technologies, Inc.                     2.0%
                                                                                    Percent of Total Holdings    24.6%
Principal Real Estate Fund, Inc.
             Top Industries                                                      Top Holdings
    Office and Industrial REITs          47.3%                   Equity Office Properties Trust                   6.7%
    Apartment REITs                      25.9%                   Equity Residential Properties Trust              5.3%
    Shopping Center REITs                 8.9%                   Kimco Realty Corp.                               4.3%
    Mall REITs                            6.8%                   Spieker Properties, Inc.                         4.3%
    Hotel REITs                           4.9%                   Apartment Investment & Management Co.            4.3%
    Other                                 6.2%                   Avalonbay Comm., Inc.                            4.2%
                                                                 Archstone Communities Trust                      4.0%
                                                                 AMB Property Corp.                               3.8%
                                                                 Boston Properties, Inc.                          3.7%
                                                                 DukeWeeks Realty Corp.                          3.2%
                                                                                    Percent of Total Holdings    43.8%
Principal SmallCap Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Data Processing            8.6%                   INET Technologies, Inc.                          1.8%
    Electronic Components & Access.       6.8%                   Intuitive Surgical, Inc.                         1.7%
    Miscellaneous Investing               5.9%                   Roper Industries, Inc.                           1.5%
    Commercial Banks                      4.2%                   Health Net, Inc.                                 1.5%
    Personal Credit Institutions          3.8%                   Bindview Dev. Corp.                              1.4%
    Other                                70.7%                   Grant Prideco, Inc.                              1.4%
                                                                 Skywest, Inc.                                    1.3%
                                                                 Supergen, Inc.                                   1.3%
                                                                 Novoste Corp.                                    1.3%
                                                                 Peoples Energy Corp.                             1.2%
                                                                                    Percent of Total Holdings    14.4%
Principal Utilities Fund, Inc.
             Top Industries                                                      Top Holdings
    Electric Services                    56.9%                   Exelon Corp.                                     4.8%
    Combination Utility Services         14.7%                   Calpine Capital Trust II                         4.3%
    Telephone Communication              12.0%                   Enron Corp.                                      4.1%
    Gas Production & Distribution         7.5%                   Duke Energy Corp.                                4.0%
    Petroleum Refining                    3.9%                   Dynegy, Inc.                                     4.0%
    Other                                 5.0%                   Coastal Corp.                                    4.0%
                                                                 Constellation Energy Group, Inc.                 3.7%
                                                                 Utilicorp United, Inc.                           3.7%
                                                                 Dominion Resources, Inc.                         3.6%
                                                                 FPL Group, Inc.                                  3.4%

                                                                                    Percent of Total Holdings    39.6%
Principal Bond Fund, Inc.
                   Portfolio Composition                                           Maturity Profile
          Corporate Bonds                    89.4%                   Average Bond Quality                              BAA1
          AssetBacked Securities              7.1%                   Average Bond Maturity                        9.8 years
          Cash & Equivalents                  2.1%                   Average Duration                             5.7 years
          Treasury Notes/Bonds                1.4%
Principal Government Securities
Income Fund, Inc.
                   Portfolio Composition                                             Top Holdings
          Mortgage Backed Securities         93.1%                   Average Bond Quality                              AAA+
          Cash & Equivalents                  6.9%                   Average Bond Maturity                        7.0 years
                                                                     Average Duration                             3.4 years
Principal High Yield Fund, Inc.
            Portfolio Composition                                           Maturity Profile
          Corporate Bonds                    93.0%                   Average Bond Quality                               Ba3
          Cash & Equivalents                  6.7%                   Average Bond Maturity                        6.9 years
          Preferred Stock                     0.3%                   Average Duration                             4.3 years
Principal Limited Term Bond Fund, Inc.
                   Portfolio Composition                                           Maturity Profile
          Corporate Notes/Bonds              53.1%                   Average Bond Quality                               AA3
          AssetBacked Securities             26.4%                   Average Bond Maturity                        3.0 years
          U.S. Government Bonds              19.5%                   Average Duration                             2.1 years
          Cash & Equivalents                 1.0%
Principal TaxExempt Bond Fund, Inc.
                   Portfolio Composition                                             Top Holdings
          Revenue Bonds                      94.0%                   Average Bond Quality                                 A
          General Obligation Bonds            4.2%                   Average Bond Maturity                        15.4 years
          Cash & Equivalents                  1.8%                   Average Duration                             7.1 years



Principal European Equity Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings
    Telephone Communication          14.8%    United Kingdom    34.8%    Vodafone Group PLC                           5.9%
    Commercial Banks                 11.5%    France            13.0%    Glaxosmithkline PLC                          5.2%
    Life Insurance                    8.9%    Netherlands       10.0%    Pharmacia Corp.                              4.2%
    Drugs                             8.2%    Germany            9.9%    Aventis SA                                   4.1%
    Drugs, Proprietaries & Sundries   5.2%    Spain              7.5%    Nokia OYJ                                    4.0%
    Other                            51.4%    Other             24.8%    Granada Compass PLC                          3.7%
                                                                         ING Groep NV                                 3.4%
                                                                         AXA                                          2.8%
                                                                         Allianz AG                                   2.7%
                                                                         Adecco SA                                    2.7%
                                                                                        Percent of Total Holdings    38.7%

Principal International Emerging Markets Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings

    Commercial Banks                 15.8%    Brazil            13.3%    Telefonos de Mexico SA ADR                   3.1%
    Telephone Communication          14.5%    Mexico            12.6%    China Mobile (Hong Kong) Ltd.                3.1%
    Electronic Components & Access.   6.4%    Korea              9.9%    Check Point Software Technologies Ltd.       2.3%
    Beverages                         6.2%    Hong Kong          9.4%    Samsung Electronics                          2.3%
    Electric Services                 3.6%    United States      8.8%    Taiwan Semiconductor Mfg. Co. Ltd.           2.2%
    Other                            53.5%    Other             46.0%    Grupo Financiero Banamex                     1.9%
                                                                         Sasol Ltd.                                   1.9%
                                                                         Ranbaxy Laboratories Ltd.                    1.8%
                                                                         Tele Norte Leste Participacoes ADR           1.8%
                                                                         H & CB                                       1.8%
                                                                                        Percent of Total Holdings    22.2%

Principal International Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings
    Fire, Marine & Casualty Insurance 9.4%    United Kingdom    22.8%    ING Groep NV                                 3.4%
    Drugs                             8.3%    France            16.6%    Zurich Financial Services AG                 3.2%
    Telephone Communication           7.0%    Netherlands       12.2%    Total Fina Elf SA                            2.9%
    Commercial Banks                  6.9%    Switzerland       10.8%    Muenchener Rueckversicherungs Gesellschaf    2.9%
    Crude Petroleum & Natural Gas     6.1%    Germany            9.8%    Aventis SA                                   2.6%
    Other                            62.3%    Other             27.8%    Vodafone Group PLC                           2.6%
                                                                         Novartis AG                                  2.5%
                                                                         UBS AG                                       2.4%
                                                                         BP Amoco PLC                                 2.4%
                                                                         Diageo PLC                                   2.2%
                                                                                        Percent of Total Holdings    27.1%

Principal International SmallCap
Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings
    Computer & Data Processing        8.4%    United Kingdom    13.3%    Grupo Auxiliar Metalurgico, S.A.             3.4%
    Commercial Banks                  6.1%    United States     12.7%    Regus PLC                                    2.9%
    Electronic Components & Access.   5.7%    Australia         12.7%    Easyjet PLC                                  2.7%
    Drugs                             4.9%    Canada            10.1%    Mayne Nickless Ltd.                          2.3%
    Medical Instruments & Supplies    4.7%    France             5.9%    Pinguely-Haulotte                            2.2%
    Other                            70.2%    Other             45.3%    Elcoteq Network Corp.                        2.0%
                                                                         Unilabs AG                                   1.9%
                                                                         Vestas Wind Systems AS                       1.9%
                                                                         Grupo Dragados                               1.8%
                                                                         Industrial Alliance Life Insurance Co.       1.8%
                                                                                        Percent of Total Holdings    22.9%

Principal Pacific Basin Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings
    Telephone Communications         10.5%    Japan             80.1%    Nippon Telegraph and Telephone Corp.         5.0%
    Commercial Banks                  8.9%    Hong Kong          6.1%    Sony Corp.                                   4.2%
    Electronic Components & Access.   5.7%    Australia          5.1%    Orix Corp.                                   3.8%
    Motor Vehicles & Equipment        5.3%    Singapore          2.4%    Mixuho Holdings, Inc.                        3.1%
    Radio & Television Broadcasting   5.2%    Korea, Republic    2.1%    Tokyo Broadcasting System, Inc.              3.1%
    Other                            64.4%    Other              4.2%    Nissan Motor Co., LTD                        3.0%
                                                                         NTT Docomo, Inc.                             2.9%
                                                                         Sumitomo Electric Industries, Ltd.           2.7%
                                                                         Fujitsu, Ltd.                                2.5%
                                                                         Fuji Heavy Ind., Ltd.                        2.3%
                                                                                        Percent of Total Holdings    32.6%

Appendix D

Established in 1879 and a member of the Fortune 500, the Principal Financial Group is a leading provider of a wide range of financial products and services for businesses and individuals globally. Offerings include retirement and investment services, life and health insurance and mortgage banking. The company provides administrative services to more 401(k) plans than any other provider in the United States. Worldwide, the Principal Financial Group serves more than 11 million customers from more than 250 locations including offices in Asia, Australia, Europe, Latin America and the United States.

Clientele

The Principal Financial Group
    o    11.8 million customers served (individuals and their dependents)

Financial Data

The Principal Financial Group (highlights of consolidated operations)
    o    Total GAAP assets under management: $117.1 billion*
    o    Total amounts received from customers in 1999: $20.1 billion
    o    Total amounts credited to customers in 1999: $17.0 billion
    o    Total life insurance in force in 2000: $168 billion
             o    Individual: $77.3 billion
             o    Group: $87.4 billion

Ratings

Principal Life Insurance Company
     o A+ (Superior) Financial Quality rating from A.M. Best Company (as of 11/99).
     o AA+ (Very High) Claims Paying Ability rating from Duff & Phelps Rating Co. (as of 6/00).
     o Aa2 (Excellent) Financial Strength rating from Moody's Investors Service (as of 6/00).
     o AA (Very Strong) Financial Strength rating from Standard & Poor's (as of 7/00).


PRINCIPAL MUTUTAL FUNDS by Investment Style
--------------------------------------------

                                                         Equity Style

                                       Value                 Blend                               Growth
                    Large   Principal Balanced Fund       Principal European Equity Fund     Principal Growth Fund
Market                      Principal Blue Chip Fund      Principal Pacific Basin Fund       Principal International Fund
Capitalization              Principal Capital Value Fund  Principal Partners Equity          Principal Partners LargeCap
                            Principal Partners LargeCap     Growth Fund                        Growth Fund
                              Value Fund                  Principal Partners LargeCap
                                                            Blend Fund

                   Medium   Principal Utilities Fund      Principal Real Estate Fund         Principal MidCap Fund
                                                                                             Principal Partners MidCap Growth Fund

                    Small                                 Principal SmallCap Fund            Principal International SmallCap Fund
                                                          Principal International Emerging   Principal Partners SmallCap Growth Fund
                                                            Markets Fund


                                                         Income Style

                                       Value                 Blend                               Growth
                    Large   Principal Cash Management     Principal Limited Term Bond Fund
Market                        Fund                        Principal Government Securities
Capitalization                                              Income Fund

                   Medium                                                                    Principal Bond Fund
                                                                                             Principal Tax-Exempt Bond Fund

                    Small                                 Principal High Yield Fund


PRINCIPAL MUTUAL FUNDS by Risk Measurement
-------------------------------------------

Domestic Growth-Oriented Mutual Funds
-------------------------------------
     Most Aggressive

     Principal SmallCap Fund
     Principal MidCap Fund
     Principal Growth Fund
     Principal LargeCap Stock Index Fund
     Principal Capital Value Fund
     Principal Blue Chip Fund
     Principal Balanced Fund
     Principal Real Estate Fund
     Principal Utilities Fund

     Most Conservative


International Growth-Oriented Mutual Funds
------------------------------------------

     Most Aggressive

     Principal International Emerging Markets Fund
     Principal International SmallCap Fund
     Principal Pacific Basin Fund
     Principal European Equity Fund
     Principal International Fund

     Most Conservative


Partners Growth-Oriented Mutual Funds
-------------------------------------

     Most Aggressive

     Principal Partners SmallCap Growth Fund
     Principal Partners MidCap Growth Fund
     Principal Partners LargeCap Blend Fund
     Principal Partners LargeCap Growth Fund
     Principal Partners LargeCap Value Fund
     Principal Partners Equity Growth Fund
     Most Conservative


Income-Oriented Mutual Funds
----------------------------

     Most Aggressive

     Principal High Yield Fund
     Principal Tax-Exempt Bond Fund
     Principal Bond Fund
     Principal Government Securities Income Fund
     Principal Limited Term Bond Fund
     Principal Cash Management Fund

     Most Conservative

Risk Measurements are for comparative purposes within the Principal Mutual Funds family only. They are intended to describe general fund characteristics and not intended to represent past of future performance of any fund.

For the most recent month's performance information, visit our website at www.principal.com.


                         Report of Independent Auditors


The Board of Directors and Shareholder
Principal Partners LargeCap Blend Fund, Inc.
Principal Partners LargeCap Value Fund, Inc.
Principal Partners SmallCap Growth Fund, Inc.

We have audited the accompanying statements  of net assets of Principal
Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. as of December 21, 2000. These statements of net assets are the responsibility of the Funds' management. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of cash held as of December 21, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. at December 21, 2000, in conformity with accounting principles generally accepted in the United States.

                                                            \s\Ernst & Young LLP
Des Moines, Iowa
December 21, 2000

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                            Statements of Net Assets

                                December 21, 2000


                                                               Principal        Principal        Principal
                                                               Partners         Partners         Partners
                                                               LargeCap      LargeCap Value      SmallCap
                                                                 Blend         Fund, Inc.      Growth Fund,
                                                              Fund, Inc.                           Inc.
                                                             --------------------------------------------------

Assets - cash in bank                                           $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Net Assets Applicable to Outstanding Shares                     $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Net Assets Consist of:
Capital stock                                                     $  5,000          $  5,000        $  5,000
Additional paid-in capital                                       4,995,000         4,995,000       4,995,000
                                                             --------------------------------------------------
Total net assets                                                $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Capital Stock (par value $.01 a share):
Shares authorized                                               75,000,000        75,000,000      75,000,000

Net Asset Value Per Share:
Class A:
   Net assets                                                   $3,000,000        $3,000,000      $3,000,000
   Shares issued and outstanding                                   300,000           300,000         300,000
   Net asset value per share                                        $10.00            $10.00          $10.00
   Maximum offering price per share (a)                             $10.50            $10.50          $10.50
Class B:
   Net assets                                                   $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                   100,000           100,000         100,000
   Net asset value per share (b)                                    $10.00            $10.00          $10.00
Class C:
   Net assets                                                   $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                   100,000           100,000         100,000
   Net asset value per share (b)                                    $10.00            $10.00          $10.00


(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See accompanying notes.

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                        Notes to Statements of Net Assets

                                December 21, 2000

11. Organization

Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. On December 21, 2000, the initial purchase of 300,000 shares of Class A Capital Stock and 100,000 shares each of Class B and Class C Capital Stock of each of the Funds were made by Principal Life Insurance Company, which is an affiliate of Princor Financial Services Corporation and Principal Management Corporation.

All organizational expenses have been paid by Principal Management Corporation. Certain officers and directors of the Funds are also officers of Principal Life Insurance Company, Princor Financial Services Corporation and Principal Management Corporation.

2. Operations

The  Funds  have  agreed  to pay  investment  advisory  and  management  fees to
Principal Management Corporation (the "Manager") computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Funds is as follows:
                                                                    Overall Fee


Principal Partners LargeCap Blend Fund, Inc.                        .75%
Principal Partners LargeCap Value Fund, Inc.                        .75%
Principal Partners SmallCap Growth Fund, Inc.                       .90%

The Manager has subcontracted the investment advisory services of the Principal Partners LargeCap Blend Fund, Inc. to Federated Investment Management Company, the Principal Partners LargeCap Value Fund, Inc. to Alliance Capital Management L.P. through its Bernstein Investment Research and Management unit and the Principal Partners SmallCap Growth Fund, Inc. to Berger LLC for a monthly fee approximating the actual cost of providing the services.

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                  Notes to Statements of Net Assets (continued)

12. Operations (continued)

The Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                                         Class A     Class B      Class C
                                                                       ------------ ----------- ------------

   Principal Partners LargeCap Blend Fund, Inc.                          .25%         1.00%       1.00%
   Principal Partners LargeCap Value Fund, Inc.                          .25          1.00%       1.00%
   Principal Partners SmallCap Growth Fund, Inc.                         .25          1.00%       1.00%

The Funds reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

The Funds intend to qualify as "regulated investment companies" under the Internal Revenue Code and intend to distribute each year substantially all of their net investment income and realized capital gains to their shareholders.

3. Capital Stock

Each of the Funds has authorized 75,000,000 shares and has allocated 25,000,000 shares each for issuance of Class A, Class B and Class C shares.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC for redemptions within one year of purchase. Class B shares and Class C shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Funds' respective Board of Directors. In addition, the Board of Directors of each fund will declare separate dividends on each class of shares.